UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00266

Tri-Continental Corporation
(Exact name of registrant as specified in charter)

290 Congress Street, Boston, MA 02210

(Address of principal executive offices) (Zip code)

Daniel J. Beckman
c/o Columbia Management Investment Advisers, LLC
290 Congress Street
Boston, MA 02210

Ryan C. Larrenaga, Esq.
c/o Columbia Management Investment Advisers, LLC
290 Congress Street
Boston, MA 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 345-6611

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100  F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
December 31, 2023
Tri-Continental Corporation
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Letter to the Stockholders
(Unaudited)
Dear Stockholders,
We are pleased to present the annual stockholder report for Tri-Continental Corporation (the Fund). The report includes the Fund’s investment results, a discussion with the Fund’s portfolio managers, the portfolio of investments and financial statements as of December 31, 2023.
The Fund’s common shares (Common Stock) returned 17.74%, based on net asset value, and 17.88%, based on market price, for the 12 months ended December 31, 2023. During the same 12-month period, the S&P 500 Index returned 26.29% and the Fund’s Blended Benchmark returned 18.73%.
During 2023, the Fund paid four distributions in accordance with its distribution policy that aggregated to $1.2580 per share of Common Stock of the Fund. These distributions were based upon amounts distributed by underlying portfolio companies owned by the Fund. Two of the distributions paid during the year included capital gain distributions of $0.1444 per share of Common Stock. The Fund has paid dividends on its Common Stock for 79 consecutive years.
Information about the Fund, including daily pricing, current performance, Fund holdings, stockholder reports, the current prospectus for the Fund, distributions and other information can be found at columbiathreadneedleus.com/investor/ under the Closed-End Funds tab.
On behalf of the Board, I would like to thank you for your continued support of Tri-Continental Corporation.
Regards,

Pamela G. Carlton
Chair of the Board
Tri-Continental Corporation  | Annual Report 2023

Tri-Continental Corporation (the Fund) mails one stockholder report to each stockholder address. If you would like more than one report, please call shareholder services at 800.345.6611, option 3 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Directors is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the SAI. You may obtain a copy of the SAI without charge by calling 800.345.6611, option 3; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the SEC at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611, option 3.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611, option 3. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund servicing agent
Columbia Management Investment Services Corp.
P.O. Box 219371
Kansas City, MO 64121-9371
Tri-Continental Corporation | Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks future growth of both capital and income while providing reasonable current income.

Portfolio management
David King, CFA
Co-Portfolio Manager
Managed Fund since 2011
Yan Jin
Co-Portfolio Manager
Managed Fund since 2012
Raghavendran Sivaraman, Ph.D., CFA
Co-Portfolio Manager
Managed Fund since 2020
Grace Lee, CAIA
Co-Portfolio Manager
Managed Fund since 2020
Oleg Nusinzon, CFA
Co-Portfolio Manager
Managed Fund since 2021

Average annual total returns (%) (for the period ended December 31, 2023)
	Inception	1 Year	5 Years	10 Years
Market Price	01/05/1929	17.88	12.82	10.60
Net Asset Value	01/05/1929	17.74	12.88	10.37
S&P 500 Index		26.29	15.69	12.03
Blended Benchmark		18.73	12.35	9.58
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting columbiathreadneedleus.com/investor/.
Returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of distributions. Returns do not reflect the deduction of taxes that investors may pay on distributions or the sale of shares.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
The Blended Benchmark, a weighted custom composite established by the Investment Manager, consists of a 50% weighting in the S&P 500 Index, a 16.68% weighting in the Russell 1000 Value Index, a 16.66% weighting in the Bloomberg U.S. Corporate Investment Grade & High Yield Index and a 16.66% weighting in the Bloomberg U.S. Convertible Composite Index.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Price Per Share
	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
Market Price ($)	28.83	26.59	27.42	26.55
Net Asset Value ($)	32.66	30.33	31.13	30.16

Distributions Paid Per Common Share(a)
Payable Date	Per Share Amount ($)
March 21, 2023	0.2900
June 21, 2023	0.3298 (b)
September 19, 2023	0.2607
December 19, 2023	0.3775 (c)
(a) Preferred Stockholders were paid dividends totaling $2.50 per share.
(b) Includes a distribution of $0.2864 from ordinary income and a capital gain distribution of $0.0434 per share.
(c) Includes a distribution of $0.2765 from ordinary income and a capital gain distribution of $0.1010 per share.
The net asset value of the Fund’s shares may not always correspond to the market price of such shares. Common stock of many closed-end funds frequently trade at a discount from their net asset value. The Fund is subject to stock market risk, which is the risk that stock prices overall will decline over short or long periods, adversely affecting the value of an investment in the Fund.

Tri-Continental Corporation  | Annual Report 2023

Fund at a Glance  (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2013 — December 31, 2023)

The chart above shows the change in value of a hypothetical $10,000 investment in Tri-Continental Corporation during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the sale of Fund shares.

Portfolio breakdown (%) (at December 31, 2023)
Common Stocks	70.7
Convertible Bonds	7.3
Convertible Preferred Stocks	2.7
Corporate Bonds & Notes	17.3
Money Market Funds	1.7
Preferred Debt	0.3
Warrants	0.0 (a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Equity sector breakdown (%) (at December 31, 2023)
Communication Services	7.5
Consumer Discretionary	9.3
Consumer Staples	5.6
Energy	4.7
Financials	16.4
Health Care	12.9
Industrials	9.1
Information Technology	23.3
Materials	3.2
Real Estate	4.2
Utilities	3.8
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Tri-Continental Corporation  | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended December 31, 2023, the common stock of Tri-Continental Corporation returned 17.74% based on net asset value and 17.88% based on market price. The Fund’s Blended Benchmark returned 18.73% and the broad U.S. equity market, as measured by the S&P 500 Index, returned 26.29%.
The Fund is divided into two approximately equal segments, each of which is managed with its own approach. The equity segment uses quantitative models to select individual stocks. The flexible capital income segment invests across a company’s investable capital structure, including stocks, bonds and convertible securities.
Market overview
Following weak performance in 2022, the U.S. equity market, as measured by the S&P 500 Index, rebounded with a robust return in 2023, closing the calendar year with the best fourth quarter performance since 2003. Despite a wide range of potential challenges, including a regional bank crisis in March, U.S. equities overall were propelled through most of the first half of the year by economic data, including cooling inflation, which investors thought might indicate an end — or at least a slowing — to the tightening cycle of the U.S. Federal Reserve (Fed). Following two quarters of strong equity market gains, the broad U.S. equity market stumbled in the third calendar quarter amid disruption in the auto industry and an eleventh-hour avoidance of a U.S. government shutdown. U.S. stocks continued to decline in October, as fresh data muted any near-term expectations for a dovish pivot from the Fed. (Dovish tends to suggest lower interest rates; opposite of hawkish.) However, equities broke a multi-month losing streak in November. Concerns around the federal deficit persisted, but the U.S. Treasury announced it would issue less long-term debt in the coming months than previously expected. Additionally, the Fed kept rates steady, which investors viewed positively in tandem with its less hawkish tone. The rally was further supported by an October jobs report and inflation data that both showed signs of softening, reinforcing hopes the Fed could soon be done raising rates. The rally extended into December, as hopes for a soft economic landing were further propelled by fresh data and Fed signals. The Fed voted in December to hold rates steady and forecasted three rate cuts in 2024. The news amplified the stock market’s momentum, as strong performance broadened outside the “Magnificent 7” stocks, i.e., the seven largest stocks in the S&P 500 Index, which had driven equity performance for much of the year.
For the annual period overall, all capitalization segments within the U.S. equity market posted double-digit positive returns, with large-cap stocks the strongest. Mid-cap stocks and small-cap stocks followed, with these two market segments posting returns similar to each other. From a style perspective, growth-oriented stocks materially outperformed value-oriented stocks across the capitalization spectrum but most significantly within the large-cap segment of the market.
The Fund’s notable detractors during the period
The Fund’s equity segment
We divide the metrics for our stock selection model into three broad categories — quality, value and catalyst. We then rank the securities within a sector/industry from “1” (most attractive) to “5” (least attractive) based upon the metrics within these categories. During the annual period, the quality theme underperformed slightly, and the value theme generated rather neutral results. The performance of the catalyst theme was volatile through the year, reflecting the many rapid reversals in risk appetite, but ended the annual period overall with negative guidance. Of the portfolio’s 20 industry-specific models, ten provided positive stock selection guidance during the annual period. Communication services, health care (services) and consumer discretionary (autos and durables) contributed most positively to relative results. Information technology (semiconductors), health care (products) and financials (intermediaries) detracted most during the period.
•
Stock selection overall detracted from performance relative to the S&P 500 Index.
•
Stock selection in the health care, information technology and industrials sectors detracted most from the Fund’s relative performance during the period.
•
Among the individual stocks detracting most from relative performance was NVIDIA Corp., which designs and develops three-dimensional graphics processors and related software. NVIDIA’s shares rose significantly, as the company reported strong quarterly results and optimistic outlooks on strength in, and enthusiasm for, companies developing artificial intelligence (AI) technologies for which the company was widely seen as a leading beneficiary. However, the

Tri-Continental Corporation  | Annual Report 2023

Manager Discussion of Fund Performance (continued)
(Unaudited)
Fund was underweight NVIDIA during the annual period and so it proved a significant detractor. The portfolio’s underweight in NVIDIA was the result of a quite low value theme score despite an improving catalyst score, but the model delivered negative stock selection guidance.
•
Bristol-Myers Squibb Co., a large pharmaceuticals company, saw its shares decline on its series of frustrating quarters. Further, despite reporting revenue and earnings that met consensus expectations at the end of the annual period, its management lowered its mid-decade guidance due to its new product portfolio taking longer to gain sales traction than it anticipated, resulting in lower operating margin guidance. The decision to overweight Bristol-Myers Squibb was based on strong value and quality theme scores, but the models provided negative guidance.
•
Pfizer Inc., a global biopharmaceutical company, was another top detractor from the Fund’s relative results. Pfizer lowered its forward sales and earnings guidance for 2024 well below analyst expectations, driven primarily by ongoing weakness in the company’s COVID franchise sales. The portfolio’s overweight in Pfizer was established based on its quality and catalyst investment theme scores, but the models provided negative guidance until later in the period when both of those theme scores did decline.
The Fund’s flexible capital segment
•
Equity holdings within the health care and energy sector weighed on Fund performance during the period.
•
Pharmaceutical companies Pfizer, Inc.and Bristol-Myers Squib Co. were notable detractors, as was wood pellet producer Enviva Inc.
○
Pfizer shares came under pressure due to waning COVID-19 revenues and the company’s lack of a compelling pipeline of new drugs.
○
Shares of Bristol-Myers Squibb fell out of favor due to its defensive characteristics and concerns about the company’s ability to meet its growth targets.
○
Enviva reported disappointing results during the period, struggling with liquidity concerns and lower commercial activity. The Fund did not hold Enviva at the close of the reporting period.
•
Within the segment’s convertible holdings, online luxury platform Farfetch Ltd. disappointed, as did electric utility NextEra Energy, Inc.
○
Farfetch announced a sale to a Korean firm to avoid bankruptcy, a deal that essentially wiped out the value of its unsecured convertible debt.
○
NextEra disappointed in late September after a subsidiary slashed its growth outlook in response to rising capital costs, raising questions about NextEra’s business model.
•
Within fixed income, a holding in fintech Diebold Nixdorf detracted. The automated teller machine producer was having difficulties, but we expected it would survive. In late May, however, it filed for bankruptcy and its securities declined as a result.
The Fund’s notable contributors during the period
The Fund’s equity segment
•
We maintained a relatively neutral stance on sector allocation, though sector allocation did contribute positively, albeit modestly, to relative performance during the annual period.
•
Stock selection in the communication services, energy and materials sectors contributed most positively to the Fund’s relative performance during the annual period.
•
Among the Fund’s greatest individual positive contributors was Meta Platforms, Inc. (Class A). The social media giant and parent company of Facebook was a beneficiary during the annual period of increased ad campaign spending across its platform, where it enjoys deep engagement from customers, suggesting ongoing robust growth going forward. The company was also seen as a beneficiary of AI enthusiasm. The portfolio’s overweight in Meta Platforms was driven by our quality and catalyst themes, and the models delivered effective stock selection guidance.
Tri-Continental Corporation  | Annual Report 2023

Manager Discussion of Fund Performance (continued)
(Unaudited)
•
Alphabet Inc. (Class A) is the parent company of search engine giant Google. Alphabet remained focused during the annual period on the long-term opportunities in search, AI and cloud, and, as such, was seen as a leading beneficiary of the market’s enthusiasm surrounding AI and was no longer seen as lagging in the AI race after announcing several product initiatives featuring generative AI functionality. The portfolio’s overweight in Alphabet (Class A) was based on strong quality and catalyst scores, and the models provided positive guidance.
•
Lam Research Corp., a semiconductor capital equipment manufacturer, generated strong returns during the year. The company was seen as a beneficiary of the increased capital spending forecasts announced by technology companies in an effort to build out their AI programs, specifically leading-edge semiconductors that are made by Lam Research’s machinery. Additionally, the company reported AI and domestic China as bright spots driving an incremental uptick in spending on wafer fabrication equipment during the second half of 2023. Further, the company’s cost efficiencies drove improvement in its margins and its reports of solid earnings. The portfolio’s overweight in Lam Research was driven by attractive quality and catalyst scores, and the models delivered effective stock selection guidance.
The Fund’s flexible capital segment
•
Equity holdings were the source of largest contribution within the Fund’s flexible capital segment during the period. Convertible and fixed-income securities also contributed to absolute returns within the segment.
•
Within the segment’s equity holdings, information technology holdings benefited most. The sector performed well broadly, driven by investor enthusiasm for all things AI. Semiconductor companies Broadcom, Inc. and QUALCOMM, Inc., as well as International Business Machines Corp. in the IT services industry, were top individual contributors within the sector.
•
Within the financial sector, equity holdings in JPMorgan Chase contributed as the banking giant was well positioned to navigate the backdrop of rising rates and the issues affecting smaller banks.
•
Within the segment’s convertibles holdings, biotech companies BridgeBio Pharma, Inc. and Cytokinetics, Inc. stood out, as did cruise line Royal Caribbean Cruises Ltd. and online retailer Wayfair, Inc.
○
Pharmaceutical company BridgeBio Pharma saw its stock soar on positive heart disease drug trials for patients who suffer from genetic diseases and cancers with clear genetic drivers.
○
Biotech Cytokinetics announced a successful trial for its heart-failure treatment in late December, helping its convertibles register a gain of over 100%. The Fund did not hold Cytokinetics at the close of the reporting period.
○
Royal Caribbean contributed, as the cruise line segment continued to rebound from its difficulties during the COVID-19 pandemic period.
○
Wayfair experienced a sharp downturn in sales as the economy re-opened from COVID-19, but earnings reports during the period showed an unexpectedly strong recovery in revenues.
•
Cruise company Carnival Corp. was a notable contributor among the segment’s fixed-income holdings as the company performed well, in line with other cruise lines operators, on anticipation of increased bookings.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. The Fund’s use of leverage allows for investment exposure in excess of net assets, thereby magnifying volatility of returns and risk of loss. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Convertible securities are subject to issuer default risk. A rise in interest rates may result in a price decline of convertible securities held by the Fund. Falling rates may result in the Fund investing in lower yielding securities, lowering the Fund’s income and yield. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to

Tri-Continental Corporation  | Annual Report 2023

Manager Discussion of Fund Performance (continued)
(Unaudited)
update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Tri-Continental Corporation  | Annual Report 2023

Fund Investment Objective, Strategies, Policies and Principal Risks
(Unaudited)
Fund Investment Objective
The Fund seeks to produce future growth of both capital and income while providing reasonable current income. The Fund’s investment objective is not a fundamental policy and may be changed by the Fund Board without stockholder approval.
Fund Investment Strategies and Policies
The Fund invests primarily for the longer term and has no charter restrictions with respect to its investments. With respect to the Fund’s investments, assets may be held in cash or invested in all types of securities, that is, in common stocks, bonds, convertible bonds (including high yield instruments), debentures, notes, preferred and convertible preferred stocks, rights, and other securities or instruments, in whatever amounts or proportions the Investment Manager believes best suited to current and anticipated economic and market conditions.
The Fund may invest in debt/fixed income instruments and convertible securities that, at the time of purchase, are rated below investment grade or are unrated but determined to be of comparable quality (commonly referred to as “high yield” investments or “junk” bonds). The Fund may invest in debt instruments of any maturity and does not seek to maintain a particular dollar-weighted average maturity. A bond is issued with a specific maturity date, which is the date when the issuer must pay back the bond’s principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond’s maturity, the more price risk the Fund and the Fund’s investors face as interest rates rise, but the Fund could receive a higher yield in return for that longer maturity and higher interest rate risk.
The Fund may invest up to 25% of its net assets in foreign investments, including emerging markets. The Fund also employs leverage through its outstanding shares of preferred stock.
The Fund may invest in privately placed and other securities or instruments that are purchased and sold pursuant to Rule 144A or other exemptions under the Securities Act of 1933, as amended, subject to certain regulatory restrictions.
The Fund may invest in derivatives, such as futures contracts (including equity futures and index futures), to equitize cash.
As of December 31, 2023, the Fund had invested 71.9% of its net assets in equity securities, 17.4% of its net assets in debt/fixed income instruments and 9.9% of its net assets in convertible securities.
The Fund’s current investment policies, in respect to which it has freedom of action, are:
• it keeps investments in individual issuers within the limits permitted diversified companies under the Investment Company Act of 1940, as amended (the 1940 Act)  (i.e., 75% of its total assets must be represented by cash items, government securities, securities of other investment companies, and securities of other issuers which, at the time of investment, do not exceed 5% of the Fund’s total assets at market value in the securities of any issuer and do not exceed 10% of the voting securities of any issuer);
• it does not make investments with a view to exercising control or management;
• it ordinarily does not invest in other investment companies, but it may purchase up to 3% of the voting securities of such investment companies, provided purchases of securities of a single investment company do not exceed in value 5% of the total assets of the Fund and all investments in investment company securities do not exceed 10% of total assets; and
• it has no fixed policy with respect to portfolio turnover and purchases and sales in the light of economic, market and investment considerations. The portfolio turnover rates for the last ten fiscal years are shown under Financial Highlights.
The foregoing investment objective and policies may be changed by the Fund’s Board without stockholder approval, unless such a change would change the Fund’s status from a “diversified” to a “non-diversified” company under the 1940 Act. For purposes of applying the limitation set forth in its issuer diversification policy, under certain circumstances, the Fund may treat an investment, if any, in a municipal bond refunded with escrowed U.S. Government securities as an investment in U.S. Government securities.

Tri-Continental Corporation  | Annual Report 2023

Fund Investment Objective, Strategies, Policies and Principal Risks (continued)
(Unaudited)
The Fund may not invest 25% or more of its total assets in securities of companies in any one industry. The Fund may, however, invest a substantial percentage of its assets in certain industries or economic sectors believed to offer good investment opportunities, including the information technology sector. If an industry or economic sector in which the Fund is invested falls out of favor, the Fund’s performance may be negatively affected. The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.
The Fund’s stated fundamental policies, which may not be changed without a vote of stockholders, are listed below. Within the limits of these fundamental policies, the Investment Manager has reserved freedom of action. The Fund:
• may issue senior securities such as bonds, notes or other evidences of indebtedness if immediately after issuance the net assets of the Fund provide 300% coverage of the aggregate principal amount of all bonds, notes or other evidences of indebtedness and that amount does not exceed 150% of the capital and surplus of the Fund;
• may issue senior equity securities on a parity with, but not having preference or priority over, the preferred stock if immediately after issuance its net assets are equal to at least 200% of the aggregate amount (exclusive of any dividends accrued or in arrears) to which all shares of the preferred stock, then outstanding, shall be entitled as a preference over the common stock in the event of voluntary or involuntary liquidation, dissolution or winding up of the Fund;
• may borrow money for substantially the same purposes as it may issue senior debt securities, subject to the same restrictions and to any applicable limitations prescribed by law;
• may engage in the business of underwriting securities either directly or through majority-owned subsidiaries subject to any applicable restrictions and limitations prescribed by law;
• does not intend to concentrate its assets in any one industry although it may from time to time invest up to 25% of the value of its assets, taken at market value, in a single industry*;
* For purposes of applying the limitation set forth in its concentration policy above, the Fund will generally use the industry classifications provided by the Global Industry Classification Standard (GICS) for classification of issuers of equity securities and the classifications provided by the Bloomberg U.S. Aggregate Bond Index for classification of issuers of fixed-income securities. The Fund considers the concentration policies of any underlying funds in which it invests, and will consider the portfolio positions applying the Time of Purchase Standard, which in the case of unaffiliated underlying funds is based on portfolio information made publicly available by them. The Fund does not consider futures or swaps clearinghouses or securities clearinghouses, where the Fund has exposure to such clearinghouses in the course of making investments in futures and securities, to be part of any industry.
• may not, with limited exceptions, purchase and sell real estate directly but may do so through majority-owned subsidiaries, so long as its real estate investments do not exceed 10% of the value of the Fund’s total assets;
• may not purchase or sell commodities or commodity contracts; and
• may make money loans (subject to restrictions imposed by law and by charter) (a) only to its subsidiaries, (b) as incidents to its business transactions or (c) for other purposes. The Fund will not lend securities if the total of all such loans would exceed 33 1/3% of the Fund’s total assets, except this fundamental investment policy shall not prohibit the Fund from purchasing money market securities, loans, loan participation or other debt securities, or from entering into repurchase agreements, and it may make loans represented by repurchase agreements, so long as such loans do not exceed 10% of the value of total assets.
If the Fund issues senior securities, the Fund may not, to the extent required by the 1940 Act, declare dividends (except dividends payable in stock of the Fund) or other distributions on stock or purchase its stock (including through tender offers) if, immediately after doing so, it will have an asset coverage ratio of less than 300% or 200%, as applicable.
During its last three fiscal years, the Fund did not: (a) issue senior securities; (b) borrow any money; (c) underwrite securities; (d) concentrate investments in particular industries or groups of industries; (e) purchase or sell real estate, commodities, or commodity contracts; or (f) make money loans.
Tri-Continental Corporation  | Annual Report 2023

Fund Investment Objective, Strategies, Policies and Principal Risks (continued)
(Unaudited)
Principal Risks
An investment in the Fund involves risks. In particular, investors should consider Market Risk, Large-Cap Stock Risk, Interest Rate Risk, Credit Risk, and Convertible Securities Risk, among others. Descriptions of these and other principal risks of investing in the Fund are provided below. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the Fund. See also the Fund’s "Significant Risks" in the Notes to Financial Statements section.
Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to make investment decisions that seek to achieve the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies.
Changing Distribution Level Risk. The Fund normally expects to receive income which may include interest, dividends and/or capital gains, depending upon its investments. The distribution amounts paid by the Fund will vary and generally depend on the amount of income the Fund earns (less expenses) on its portfolio holdings, and capital gains or losses it recognizes. A decline in the Fund’s income or net capital gains arising from its investments may reduce its distribution level.
Convertible Securities Risk. Convertible securities are subject to the usual risks associated with debt instruments, such as interest rate risk (the risk of losses attributable to changes in interest rates) and credit risk (the risk that the issuer of a debt instrument will default or otherwise become unable, or be perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due). Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk (the risk that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise). Because the value of a convertible security can be influenced by both interest rates and the common stock’s market movements, a convertible security generally is not as sensitive to interest rates as a similar debt instrument, and generally will not vary in value in response to other factors to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would typically be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. The Fund may be forced to convert a convertible security before it otherwise would choose to do so, which may decrease the Fund’s return.
Counterparty Risk. The risk exists that a counterparty to a transaction in a financial instrument held by the Fund or by a special purpose or structured vehicle in which the Fund invests may become insolvent or otherwise fail to perform its obligations, including making payments to the Fund, due to financial difficulties. The Fund may obtain no or limited recovery in a bankruptcy or other reorganizational proceedings, and any recovery may be significantly delayed. Transactions that the Fund enters into may involve counterparties in the financial services sector and, as a result, events affecting the financial services sector may cause the Fund’s NAV to fluctuate.
Credit Risk. Credit risk is the risk that the value of debt instruments may decline if the issuer thereof defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Various factors could affect the actual or perceived willingness or ability of the issuer to make timely interest or principal payments, including changes in the financial condition of the issuer or in general economic conditions. Credit rating agencies, such as S&P Global Ratings, Moody’s, Fitch, DBRS and KBRA, assign credit ratings to certain debt instruments to indicate their credit risk. A rating downgrade by such agencies can negatively impact the value of such instruments. Lower rated or unrated instruments held by the Fund may present increased credit risk as compared to higher-rated instruments. Non-investment grade debt instruments may be subject to greater price fluctuations and are more

Tri-Continental Corporation  | Annual Report 2023

Fund Investment Objective, Strategies, Policies and Principal Risks (continued)
(Unaudited)
likely to experience a default than investment grade debt instruments and therefore may expose the Fund to increased credit risk. If the Fund purchases unrated instruments, or if the ratings of instruments held by the Fund are lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual.
Derivatives Risk. Derivatives may involve significant risks. Derivatives are financial instruments, traded on an exchange or in the over-the-counter (OTC) markets, with a value in relation to, or derived from, the value of an underlying asset(s) (such as a security, commodity or currency) or other reference, such as an index, rate or other economic indicator (each an underlying reference). Derivatives may include those that are privately placed or otherwise exempt from SEC registration, including certain Rule 144A eligible securities. Derivatives could result in Fund losses if the underlying reference does not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. The Fund’s derivatives strategy may not be successful and use of certain derivatives could result in substantial, potentially unlimited, losses to the Fund regardless of the Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial losses for the Fund. Derivatives may be more volatile than other types of investments. Derivatives can increase the Fund’s risk exposure to underlying references and their attendant risks, including the risk of an adverse credit event associated with the underlying reference (credit risk), the risk of an adverse movement in the value, price or rate of the underlying reference (market risk), the risk of an adverse movement in the value of underlying currencies (foreign currency risk) and the risk of an adverse movement in underlying interest rates (interest rate risk). Derivatives may expose the Fund to additional risks, including the risk of loss due to a derivative position that is imperfectly correlated with the underlying reference it is intended to hedge or replicate (correlation risk), the risk that a counterparty will fail to perform as agreed (counterparty risk), the risk that a hedging strategy may fail to mitigate losses, and may offset gains (hedging risk), the risk that the return on an investment may not keep pace with inflation (inflation risk), the risk that losses may be greater than the amount invested (leverage risk), the risk that the Fund may be unable to sell an investment at an advantageous time or price (liquidity risk), the risk that the investment may be difficult to value (pricing risk), and the risk that the price or value of the investment fluctuates significantly over short periods of time (volatility risk). The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or performance of derivatives.
Derivatives Risk – Futures Contracts Risk. A futures contract is an exchange-traded derivative transaction between two parties in which a buyer (holding the “long” position) agrees to pay a fixed price (or rate) at a specified future date for delivery of an underlying reference from a seller (holding the “short” position). The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Positions in futures contracts may be closed out only on the exchange on which they were entered into or through a linked exchange, and no secondary market exists for such contracts. Futures positions are marked to market each day and variation margin payment must be paid to or by the Fund. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited.  Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk, and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
• An equity future is a derivative that is an agreement for the contract holder to buy or sell a specified amount of an individual equity, a basket of equities, or the securities in an equity index on a specified date at a predetermined price.
Tri-Continental Corporation  | Annual Report 2023

Fund Investment Objective, Strategies, Policies and Principal Risks (continued)
(Unaudited)
Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries, such as China, Russia and certain countries in Eastern Europe, the Middle East, Asia, Latin America or Africa, are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political, economic or other conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile, and may be more susceptible to market manipulation, than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience periods of high inflation or rapid changes in inflation rates and may have hostile relations with other countries. Due to the differences in the nature and quality of financial information of issuers of emerging market securities, including auditing and financial reporting standards, financial information and disclosures about such issuers may be unavailable or, if made available, may be considerably less reliable than publicly available information about other foreign securities.
Foreign Securities Risk. Investments in or exposure to securities of foreign companies may involve heightened risks relative to investments in or exposure to securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities may also be less liquid, making them more difficult to trade, than securities of U.S. companies so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities. In some cases, such withholding or other taxes could potentially be confiscatory. Other risks include: possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about foreign companies; the impact of economic, political, social, diplomatic or other conditions or events (including, for example, military confrontations and actions, war, other conflicts, terrorism and disease/virus outbreaks and epidemics), possible seizure, expropriation or nationalization of a company or its assets or the assets of a particular investor or category of investors; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; the imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country; and the generally less stringent standard of care to which local agents may be held in the local markets. In addition, it may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices, which could result in losses to the Fund and increased transaction costs. These conditions may be in place for a substantial period of time and enacted with limited advance notice to the Fund. The risks posed by sanctions against a particular foreign country, its nationals or industries or businesses within the country may be heightened to the extent the Fund invests significantly in the affected country or region or in issuers from the affected country that depend on global markets. Additionally, investments in certain countries may subject the Fund to a number of tax rules, the application of which may be uncertain. Countries may amend or revise their existing tax laws, regulations and/or procedures in the future, possibly with retroactive effect. Changes in or uncertainties regarding the laws, regulations or procedures of a country could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies located in such countries in which the Fund invests, or result in unexpected tax liabilities for the Fund. The performance of the Fund may also be negatively affected by fluctuations in a foreign currency’s strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short

Tri-Continental Corporation  | Annual Report 2023

Fund Investment Objective, Strategies, Policies and Principal Risks (continued)
(Unaudited)
or long periods of time for a number of reasons, including changes in interest rates, imposition of currency exchange controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars and vice versa.
Frequent Trading Risk. The portfolio managers may actively and frequently trade investments in the Fund’s portfolio to carry out its investment strategies. Frequent trading of investments increases the possibility that the Fund, as relevant, will realize taxable capital gains (including short-term capital gains, which are generally taxable to shareholders at higher rates than long-term capital gains for U.S. federal income tax purposes), which could reduce the Fund’s after-tax return. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund’s return. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.
High-Yield Investments Risk. Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated debt instruments of comparable quality tend to be more sensitive to credit risk than higher-rated debt instruments and may experience greater price fluctuations in response to perceived changes in the ability of the issuing entity or obligor to pay interest and principal when due than to changes in interest rates. These investments are generally more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. These debt instruments typically pay a premium – a higher interest rate or yield – because of the increased risk of loss, including default. High-yield debt instruments may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, may carry high transaction costs, and also are generally less liquid than higher-rated debt instruments. The ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the debt instruments and may not take into account every risk related to whether interest or principal will be timely repaid. In adverse economic and other circumstances, issuers of lower-rated debt instruments are more likely to have difficulty making principal and interest payments than issuers of higher-rated debt instruments.
Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk (the risk that the Fund will have to reinvest the money received in securities that have lower yields). The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Such actions may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on the Fund’s performance and NAV. Any interest rate increases could cause the value of the Fund’s investments in debt instruments to decrease.
Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly or below expectations, and the value of its securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions and factors which may impair the value of your investment in the Fund and could result in a greater premium or discount between the market price and the NAV of the Fund’s shares and wider bid/ask spreads than those experienced by other closed-end funds.
Tri-Continental Corporation  | Annual Report 2023

Fund Investment Objective, Strategies, Policies and Principal Risks (continued)
(Unaudited)
Large-Cap Stock Risk. Investments in larger, more established companies (larger companies) may involve certain risks associated with their larger size. For instance, larger companies may be less able to respond quickly to new competitive challenges, such as changes in consumer tastes or innovation from smaller competitors. Also, larger companies are sometimes less able to achieve as high growth rates as successful smaller companies, especially during extended periods of economic expansion.
Leverage Risk. Senior securities issued or money borrowed to raise funds for investment have a prior fixed dollar claim on the Fund’s assets and income. Any gain in the value of securities purchased or income received in excess of the cost of the amount borrowed or interest or dividends payable causes the net asset value of the Fund’s common stock or the income available to it to increase more than otherwise would be the case. Conversely, any decline in the value of securities purchased or income received on them that is less than the asset or income claims of the senior securities or cost of borrowed money causes the net asset value of the common stock or income available to it to decline more sharply than would be the case if there were no prior claim. Funds obtained through senior securities or borrowings thus create investment opportunity, but they also increase exposure to risk. This influence ordinarily is called “leverage.” As of December 31, 2023, the only senior securities of the Fund outstanding were 752,740 shares of its preferred stock, $50 par value. The dividend rate as of December 31, 2023 on the preferred stock was $2.50 per annum payable quarterly. Based on the net asset value of the Fund’s common stock on December 31, 2023, the Fund’s portfolio requires an annual return of 0.11% in order to cover dividend payments on the preferred stock. For a description of such payments, see Capital Stock, Long-Term Debt, and Other Securities – Description of Capital Stock in the Fund’s prospectus. The following table illustrates the effect of leverage relating to presently outstanding preferred stock on the return available to a holder of the Fund’s common stock.
Assumed Return on Portfolio (net of expenses)	-10%	-5%	0%	5%	10%
Corresponding Return to Common Stockholders	(10.33)%	(5.22)%	(0.11)%	5.00%	10.11%
The purpose of the table above is to assist you in understanding the effects of leverage caused by the Fund’s preferred stock. The percentages appearing in the table are hypothetical. Actual returns may be greater or less than those shown above.
The use of leverage creates certain risks for the Fund’s common stockholders, including the greater likelihood of higher volatility of the Fund’s return, its net asset value and the market price of the Fund’s common stock. Changes in the value of the Fund’s total assets will have a disproportionate effect on the net asset value per share of common stock because of the Fund’s leveraged assets. For example, if the Fund was leveraged equal to 50% of the Fund’s common stock equity, it would show an approximately 1.5% increase or decline in net asset value for each 1% increase or decline in the value of its total assets. An additional risk of leverage is that the cost of the leverage plus applicable Fund expenses may exceed the return on the transactions undertaken with the proceeds of the leverage, thereby diminishing rather than enhancing the return to the Fund’s common stockholders. These risks generally would make the Fund’s return to common stockholders more volatile. The Fund also may be required to sell investments in order to make interest payments on borrowings used for leverage when it may be disadvantageous to do so. Because the fees received by the Investment Manager are based on the net assets of the Fund (including assets attributable to the Fund’s preferred stock and borrowings that may be outstanding), the Investment Manager has a financial incentive for the Fund to maintain the preferred stock or use borrowings, which may create a conflict of interest between the Investment Manager, on the one hand, and the common stockholders on the other hand.
Liquidity Risk. Liquidity risk is the risk associated with any event, circumstance, or characteristic of an investment or market that negatively impacts the Fund’s ability to sell, or realize the proceeds from the sale of, an investment at a desirable time or price. Liquidity risk may arise because of, for example, a lack of marketability of the investment, which means that when seeking to sell its portfolio investments, the Fund could find that selling is more difficult than anticipated, especially during times of high market volatility. Decreases in the number of financial institutions, including banks and broker-dealers, willing to make markets (match up sellers and buyers) in the Fund’s investments or decreases in their capacity or willingness to trade such investments may increase the Fund’s exposure to this risk. The debt market has experienced considerable growth, and financial institutions making markets in instruments purchased and sold by the Fund (e.g., bond dealers) have been subject

Tri-Continental Corporation  | Annual Report 2023

Fund Investment Objective, Strategies, Policies and Principal Risks (continued)
(Unaudited)
to increased regulation. The impact of that growth and regulation on the ability and willingness of financial institutions to engage in trading or “making a market” in such instruments remains unsettled. Certain types of investments, such as lower-rated securities or those that are purchased and sold in over-the-counter markets, may be especially subject to liquidity risk. Securities or other assets in which the Fund invests may be traded in the over-the-counter market rather than on an exchange and therefore may be more difficult to purchase or sell at a fair price, which may have a negative impact on the Fund’s performance. Market participants attempting to sell the same or a similar instrument at the same time as the Fund could exacerbate the Fund’s exposure to liquidity risk. The Fund may have to accept a lower selling price for the holding, sell other liquid or more liquid investments that it might otherwise prefer to hold (thereby increasing the proportion of the Fund’s investments in less liquid or illiquid securities), or forego another more appealing investment opportunity. The liquidity of Fund investments may change significantly over time and certain investments that were liquid when purchased by the Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity and the price of the Fund’s investments. Judgment plays a larger role in valuing illiquid or less liquid investments as compared to valuing liquid or more liquid investments. Price volatility may be higher for illiquid or less liquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid or more liquid investments). Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Overall market liquidity and other factors can negatively impact Fund performance and NAV, including, for example, if the Fund is forced to sell investments in a down market.
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions and could result in a greater premium or discount between the market price and the NAV of the Fund’s shares and wider bid/asked spreads than those experienced by other closed-end funds.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Preferred Stock Risk. Preferred stock is a type of stock that may pay dividends at a different rate than common stock of the same issuer, if at all, and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include issuer risk, market risk and interest rate risk (the risk of losses attributable to changes in interest rates).
Tri-Continental Corporation  | Annual Report 2023

Fund Investment Objective, Strategies, Policies and Principal Risks (continued)
(Unaudited)
Quantitative Models Risk. Quantitative models used by the Fund may not effectively identify purchases and sales of Fund investments and may cause the Fund to underperform other investment strategies for short or long periods of time. Performance will depend upon the quality and accuracy of the assumptions, theories and framework upon which a quantitative model is based. The success of a quantitative model will depend upon its accurate reflection of market conditions, with proper adjustments as market conditions change over time. Adjustments, or lack of adjustments, to the quantitative model, including as conditions change, as well as any errors or imperfections in the quantitative model, could adversely affect Fund performance. The performance of a quantitative model depends upon the quality of its design and effective execution under actual market conditions. Even a well-designed quantitative model cannot be expected to perform well in all market conditions or across all time intervals. Quantitative models may underperform in certain market environments including stressed or volatile market conditions. Effective execution may depend, in part, upon subjective selection and application of factors and data inputs used by the quantitative model. Discretion may be used by the portfolio management team when determining the data collected and incorporated into a quantitative model. Shareholders should be aware that there is no guarantee that any specific data or type of data can or will be used in a quantitative model. The portfolio management team may also use discretion when interpreting and applying the results of a quantitative model, including emphasizing, discounting or disregarding its outputs. It is not possible or practicable for a quantitative model to factor in all relevant, available data. There is no guarantee that the data actually utilized in a quantitative model will be the most accurate data available or be free from errors. There can be no assurance that the use of quantitative models will enable the Fund to achieve its objective.
Rule 144A and Other Exempted Securities Risk. The Fund may invest in privately placed and other securities or instruments exempt from SEC registration (collectively “private placements”), subject to certain regulatory restrictions. In the U.S. market, private placements are typically sold only to qualified institutional buyers, or qualified purchasers, as applicable. An insufficient number of buyers interested in purchasing private placements at a particular time could adversely affect the marketability of such investments and the Fund might be unable to dispose of them promptly or at reasonable prices, subjecting the Fund to liquidity risk (the risk that it may not be possible for the Fund to liquidate the instrument at an advantageous time or price). The Fund’s holdings of private placements may increase the level of Fund illiquidity if eligible buyers are unable or unwilling to purchase them at a particular time. The Fund may also have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Additionally, the purchase price and subsequent valuation of private placements typically reflect a discount, which may be significant, from the market price of comparable securities for which a more liquid market exists. Issuers of Rule 144A eligible securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available since the offering information is not filed with the SEC. Further, issuers of Rule 144A eligible securities can require recipients of the offering information (such as the Fund) to agree contractually to keep the information confidential, which could also adversely affect the Fund’s ability to dispose of the security.
Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within one or more economic sectors, including the information technology sector. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund vulnerable to unfavorable developments in that group of industries or economic sector.
• Information Technology Sector. The Fund may be vulnerable to the particular risks that may affect companies in the information technology sector. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.

Tri-Continental Corporation  | Annual Report 2023

Fund Investment Objective, Strategies, Policies and Principal Risks (continued)
(Unaudited)
Transactions in Derivatives. The Fund may enter into derivative transactions or otherwise have exposure to derivative transactions through underlying investments. Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets  (such as a commodity like gold or a foreign currency), reference rates (such as the Secured Overnight Financing Rate (commonly known as SOFR)) or market indices (such as the Standard & Poor’s 500® Index). The use of derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives involve special risks and may result in losses or may limit the Fund’s potential gain from favorable market movements. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security or other asset directly. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility in the value of the derivative and/or the Fund’s shares, among other consequences. The use of derivatives may also increase the amount of taxes payable by shareholders holding shares in a taxable account. Other risks arise from the Fund’s potential inability to terminate or to sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or to sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. U.S. federal legislation has been enacted that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. These changes could restrict and/or impose significant costs or other burdens upon the Fund’s participation in derivatives transactions. The U.S. government and the European Union (and some other jurisdictions) have enacted regulations and similar requirements that prescribe clearing, margin, reporting and registration requirements for participants in the derivatives market. These requirements are evolving and their ultimate impact on the Fund remains unclear, but such impact could include restricting and/or imposing significant costs or other burdens upon the Fund’s participation in derivatives transactions. Additionally, in August 2022, regulations governing the use of derivatives by registered investment companies, such as the Fund, became effective. Rule 18f-4 under the 1940 Act, among other things, requires a fund that invests in derivative instruments beyond a specified limited amount to apply a value-at-risk-based limit to its portfolio and establish a comprehensive derivatives risk management program. As of the date of this report, the Fund is not required to maintain a comprehensive derivatives risk management program under Rule 18f-4 given its more limited use of derivatives. For more information on the risks of derivative investments and strategies, see the Statement of Additional Information.
Tri-Continental Corporation  | Annual Report 2023

Fees and Expenses, Share Price Data and Senior
Securities
(Unaudited)

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund’s Common Stock. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Stockholder Transaction Expenses
Cash Purchase Plan Fees	$2.00 (a)

Annual Expenses (as a percentage of net assets attributable to common shares)
Management fees(b)	0.42%
Other expenses	0.05%
Acquired fund fees and expenses	0.07%
Total Annual Expenses Before Impact of Dividends on Preferred Stock(c)	0.54%
Impact of Dividends on Preferred Stock	0.12%
Total Annual Expenses, Including Impact of Dividends on Preferred Stock	0.66%
(a)
Stockholders participating in the Fund’s Cash Purchase Plan (the Cash Purchase Plan) pay a $2.00 fee per cash purchase transaction; there is no fee for automatic dividend re-investment transactions in the Fund’s Automatic Dividend Investment Plan (the Automatic Dividend Investment Plan). See Automatic Dividend Investment Plan and Cash Purchase Plan below for a description of the related services.
(b)
The Fund’s management fee is 0.41% of the Fund’s average daily net assets (which includes assets attributable to the Fund’s common and preferred stock) and is borne by the holders of the Fund’s common stock (Common Stockholders). The management fee rate noted in the table reflects the rate paid by Common Stockholders as a percentage of the Fund’s net assets attributable to Common Stock.
(c)
“Total Annual Expenses Before Impact of Dividends on Preferred Stock” include acquired fund fees and expenses (expenses the Fund incurs indirectly through its investments in other investment companies) and may be higher than “Expenses to average net assets for Common Stock” shown in the Financial Highlights section of this report because “Total gross expenses” does not include acquired fund fees and expenses.
Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:
• you invest $1,000 in the Fund for the periods indicated,
• your investment has a 5% return each year, and
• the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above (including the impact of dividends on preferred stock).
Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:
	1 year	3 years	5 years	10 years
Tri-Continental Corporation Common Stock	$7	$21	$37	$82
If dividends on the Fund’s $2.50 cumulative preferred stock (Preferred Stock) were not included, the total expenses incurred for 1, 3, 5 and 10 years would be $6, $17, $30, and $68, respectively.
The purpose of the tables above is to assist you in understanding the various costs and expenses you will bear directly or indirectly.

Tri-Continental Corporation  | Annual Report 2023

Fees and Expenses, Share Price Data and Senior
Securities (continued)
(Unaudited)
Share Price Data
The Fund’s Common Stock is traded primarily on the New York Stock Exchange (the Exchange). The following table shows the high and low closing prices of the Fund’s Common Stock on the Exchange for each calendar quarter since the beginning of 2022, as well as the net asset values and the range of the percentage (discounts)/premiums to net asset value per share that correspond to such prices.
	Market Price ($)		Corresponding NAV ($)		Corresponding (Discount)/Premium to NAV (%)
	High	Low	High	Low	High	Low
2022
1st Quarter	33.21	29.13	36.77	33.75	(9.68)	(13.69)
2nd Quarter	31.36	25.42	35.57	29.18	(11.84)	(12.89)
3rd Quarter	29.75	25.56	33.06	28.12	(10.01)	(9.10)
4th Quarter	28.24	25.53	31.47	28.29	(10.26)	(9.76)
2023
1st Quarter	28.11	25.59	31.52	28.98	(10.82)	(11.70)
2nd Quarter	27.42	25.91	31.13	29.77	(11.92)	(12.97)
3rd Quarter	28.42	26.34	32.24	30.24	(11.85)	(12.90)
4th Quarter	29.04	25.17	32.75	28.93	(11.33)	(13.00)
The Fund’s Common Stock has historically traded on the market at less than net asset value. The closing market price, net asset value and percentage discount to net asset value per share of the Fund’s Common Stock on December 31, 2023 were $28.83, $32.66, and (11.73)%, respectively.
Senior Securities — $2.50 Cumulative Preferred Stock
The following information is being presented with respect to the Fund’s Preferred Stock. The “Total Shares Outstanding” column presents the number of shares of Preferred Stock outstanding at the end of each year presented. “Year-End Asset Coverage Per Share” represents the total amount of net assets of the Fund in relation to each share of Preferred Stock outstanding as of the end of the respective year. The “Involuntary Liquidation Preference Per Share” is the amount each share of Preferred Stock would be entitled to upon involuntary liquidation of these shares. The “Average Daily Market Value Per Share” is the average daily market price per share of Preferred Stock throughout each respective year.
Year	Total Shares Outstanding	Year-End Asset Coverage Per Share ($)	Involuntary Liquidation Preference Per Share ($)	Average Daily Market Value Per Share ($)
2023	752,740	2,323	50	47.14
2022	752,740	2,145	50	50.54
2021	752,740	2,715	50	56.86
2020	752,740	2,368	50	56.23
2019	752,740	2,261	50	53.19
2018	752,740	1,951	50	50.71
2017	752,740	2,225	50	50.75
2016	752,740	2,004	50	51.61
2015	752,740	1,887	50	49.92
2014	752,740	2,058	50	46.32
Tri-Continental Corporation  | Annual Report 2023

Portfolio of Investments
December 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities

Common Stocks 70.2%
Issuer	Shares	Value ($)
Communication Services 5.4%
Diversified Telecommunication Services 0.6%
AT&T, Inc.	325,000	5,453,500
Verizon Communications, Inc.	135,000	5,089,500
Total		10,543,000
Interactive Media & Services 4.4%
Alphabet, Inc., Class A(a)	321,930	44,970,402
Meta Platforms, Inc., Class A(a)	89,511	31,683,313
Total		76,653,715
Media 0.4%
Comcast Corp., Class A	155,000	6,796,750
Fox Corp., Class A	37,704	1,118,678
Total		7,915,428
Total Communication Services		95,112,143
Consumer Discretionary 6.8%
Automobiles 0.4%
Tesla, Inc.(a)	28,572	7,099,571
Broadline Retail 2.3%
Amazon.com, Inc.(a)	144,995	22,030,540
eBay, Inc.	260,155	11,347,961
Macy’s, Inc.	350,000	7,042,000
Total		40,420,501
Hotels, Restaurants & Leisure 1.7%
Booking Holdings, Inc.(a)	4,369	15,497,804
Darden Restaurants, Inc.	30,000	4,929,000
MGM Resorts International(a)	34,453	1,539,360
Royal Caribbean Cruises Ltd.(a)	60,725	7,863,280
Total		29,829,444
Household Durables 1.3%
Lennar Corp., Class A	77,597	11,565,057
Newell Brands, Inc.	375,000	3,255,000
PulteGroup, Inc.	65,642	6,775,567
Total		21,595,624
Common Stocks (continued)
Issuer	Shares	Value ($)
Specialty Retail 1.0%
Home Depot, Inc. (The)	13,500	4,678,425
TJX Companies, Inc. (The)	142,613	13,378,526
Total		18,056,951
Textiles, Apparel & Luxury Goods 0.1%
lululemon athletica, Inc.(a)	3,400	1,738,386
Total Consumer Discretionary		118,740,477
Consumer Staples 4.1%
Consumer Staples Distribution & Retail 1.3%
Target Corp.	36,061	5,135,807
Walmart, Inc.	113,289	17,860,011
Total		22,995,818
Food Products 0.7%
General Mills, Inc.	51,444	3,351,062
Kraft Heinz Co. (The)	240,000	8,875,200
Total		12,226,262
Household Products 0.4%
Colgate-Palmolive Co.	65,026	5,183,223
Procter & Gamble Co. (The)	14,858	2,177,291
Total		7,360,514
Personal Care Products 0.3%
Kenvue, Inc.	225,000	4,844,250
Tobacco 1.4%
Altria Group, Inc.	371,537	14,987,803
Philip Morris International, Inc.	92,500	8,702,400
Total		23,690,203
Total Consumer Staples		71,117,047
Energy 3.4%
Oil, Gas & Consumable Fuels 3.4%
Chevron Corp.	72,500	10,814,100
EOG Resources, Inc.	37,500	4,535,625
Exxon Mobil Corp.	214,730	21,468,705
Marathon Petroleum Corp.	82,522	12,242,964
Valero Energy Corp.	84,848	11,030,240
Total		60,091,634
Total Energy		60,091,634
The accompanying Notes to Financial Statements are an integral part of this statement.

Tri-Continental Corporation  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 10.7%
Banks 3.2%
Citigroup, Inc.	347,802	17,890,935
JPMorgan Chase & Co.	60,000	10,206,000
M&T Bank Corp.	67,500	9,252,900
New York Community Bancorp, Inc.	500,000	5,115,000
Wells Fargo & Co.	273,152	13,444,541
Total		55,909,376
Capital Markets 3.1%
Ares Capital Corp.	450,000	9,013,500
Blackstone Secured Lending Fund	250,000	6,910,000
Carlyle Group, Inc. (The)	115,000	4,679,350
CME Group, Inc.	51,719	10,892,021
Morgan Stanley	100,000	9,325,000
State Street Corp.	172,662	13,374,399
Total		54,194,270
Consumer Finance 0.3%
Synchrony Financial	165,255	6,311,089
Financial Services 1.5%
Clovis Liquidation Trust(a),(b),(c)	9,371,357	773,137
Fiserv, Inc.(a)	118,523	15,744,595
Visa, Inc., Class A	35,628	9,275,750
Total		25,793,482
Insurance 1.9%
Marsh & McLennan Companies, Inc.	82,491	15,629,570
MetLife, Inc.	260,933	17,255,499
Total		32,885,069
Mortgage Real Estate Investment Trusts (REITS) 0.7%
Blackstone Mortgage Trust, Inc.	300,000	6,381,000
Starwood Property Trust, Inc.	300,000	6,306,000
Total		12,687,000
Total Financials		187,780,286
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 9.4%
Biotechnology 2.3%
AbbVie, Inc.	107,555	16,667,798
Amgen, Inc.	37,196	10,713,192
BioMarin Pharmaceutical, Inc.(a)	25,138	2,423,806
Regeneron Pharmaceuticals, Inc.(a)	5,497	4,827,960
Vertex Pharmaceuticals, Inc.(a)	13,669	5,561,780
Total		40,194,536
Health Care Equipment & Supplies 2.7%
Abbott Laboratories	59,365	6,534,306
Align Technology, Inc.(a)	29,137	7,983,538
Baxter International, Inc.	209,900	8,114,734
Hologic, Inc.(a)	174,061	12,436,659
Medtronic PLC	141,901	11,689,804
Total		46,759,041
Health Care Providers & Services 1.8%
Cardinal Health, Inc.	140,976	14,210,381
CVS Health Corp.	62,500	4,935,000
Humana, Inc.	26,708	12,227,189
Total		31,372,570
Pharmaceuticals 2.6%
Bristol-Myers Squibb Co.	447,508	22,961,635
Merck & Co., Inc.	85,000	9,266,700
Pfizer, Inc.	140,000	4,030,600
Viatris, Inc.	866,526	9,384,477
Total		45,643,412
Total Health Care		163,969,559
Industrials 6.2%
Aerospace & Defense 1.2%
Lockheed Martin Corp.	34,387	15,585,564
RTX Corp.	52,500	4,417,350
Total		20,002,914
Air Freight & Logistics 1.2%
FedEx Corp.	56,355	14,256,124
United Parcel Service, Inc., Class B	45,000	7,075,350
Total		21,331,474
The accompanying Notes to Financial Statements are an integral part of this statement.
Tri-Continental Corporation  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Building Products 0.4%
Builders FirstSource, Inc.(a)	27,700	4,624,238
Masco Corp.	41,432	2,775,115
Total		7,399,353
Ground Transportation 0.3%
Union Pacific Corp.	20,000	4,912,400
Machinery 2.3%
AGCO Corp.	37,500	4,552,875
Caterpillar, Inc.	47,571	14,065,318
Parker-Hannifin Corp.	32,863	15,139,984
Stanley Black & Decker, Inc.	62,500	6,131,250
Total		39,889,427
Professional Services 0.8%
Automatic Data Processing, Inc.	59,508	13,863,579
Total Industrials		107,399,147
Information Technology 17.0%
Communications Equipment 1.5%
Cisco Systems, Inc.	536,115	27,084,530
Electronic Equipment, Instruments & Components 0.4%
Corning, Inc.	225,000	6,851,250
IT Services 0.5%
International Business Machines Corp.	55,000	8,995,250
Semiconductors & Semiconductor Equipment 4.8%
Applied Materials, Inc.	11,538	1,869,964
Broadcom, Inc.	4,000	4,465,000
Lam Research Corp.	21,275	16,663,856
NVIDIA Corp.	56,414	27,937,341
QUALCOMM, Inc.	176,107	25,470,355
Texas Instruments, Inc.	42,500	7,244,550
Total		83,651,066
Software 5.8%
Adobe, Inc.(a)	34,651	20,672,786
Autodesk, Inc.(a)	48,814	11,885,233
Fortinet, Inc.(a)	165,389	9,680,218
Microsoft Corp.	155,841	58,602,450
Total		100,840,687
Common Stocks (continued)
Issuer	Shares	Value ($)
Technology Hardware, Storage & Peripherals 4.0%
Apple, Inc.(d)	327,109	62,978,296
HP, Inc.	225,000	6,770,250
Total		69,748,546
Total Information Technology		297,171,329
Materials 2.4%
Chemicals 1.5%
CF Industries Holdings, Inc.	61,963	4,926,058
Dow, Inc.	175,000	9,597,000
Mosaic Co. (The)	168,224	6,010,644
Nutrien Ltd.	80,000	4,506,400
Total		25,040,102
Metals & Mining 0.9%
Newmont Corp.	110,000	4,552,900
Nucor Corp.	23,207	4,038,946
Steel Dynamics, Inc.	64,117	7,572,218
Total		16,164,064
Total Materials		41,204,166
Real Estate 3.0%
Hotel & Resort REITs 0.2%
Host Hotels & Resorts, Inc.	197,535	3,846,006
Industrial REITs 0.3%
Prologis, Inc.	32,500	4,332,250
Office REITs 0.3%
Boston Properties, Inc.	65,000	4,561,050
Real Estate Management & Development 0.0%
WeWork, Inc., Class A(a)	24,300	6,729
Residential REITs 0.3%
Invitation Homes, Inc.	175,000	5,969,250
Retail REITs 0.5%
Realty Income Corp.	80,000	4,593,600
Simon Property Group, Inc.	32,500	4,635,800
Total		9,229,400
The accompanying Notes to Financial Statements are an integral part of this statement.

Tri-Continental Corporation  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Specialized REITs 1.4%
American Tower Corp.	22,500	4,857,300
SBA Communications Corp.	61,142	15,511,114
VICI Properties, Inc.	140,000	4,463,200
Total		24,831,614
Total Real Estate		52,776,299
Utilities 1.8%
Electric Utilities 1.5%
Duke Energy Corp.	47,500	4,609,400
Edison International	50,573	3,615,464
Entergy Corp.	45,000	4,553,550
Evergy, Inc.	56,763	2,963,029
PG&E Corp.	546,232	9,848,563
Pinnacle West Capital Corp.	19,262	1,383,782
Total		26,973,788
Multi-Utilities 0.3%
DTE Energy Co.	42,500	4,686,050
Total Utilities		31,659,838
Total Common Stocks (Cost $925,147,670)		1,227,021,925

Convertible Bonds 7.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Airlines 0.2%
American Airlines Group, Inc.
07/01/2025	6.500%	3,700,000	4,097,750
Automotive 0.2%
Rivian Automotive, Inc.(e)
03/15/2029	4.625%	3,000,000	4,212,000
Cable and Satellite 0.4%
DISH Network Corp.
Subordinated
08/15/2026	3.375%	12,500,000	6,625,000
Consumer Products 0.3%
Beauty Health Co. (The)(e)
10/01/2026	1.250%	6,300,000	4,689,720
Diversified Manufacturing 0.5%
Bloom Energy Corp.(e)
06/01/2028	3.000%	4,000,000	4,260,000
Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Greenbrier Companies, Inc. (The)
04/15/2028	2.875%	4,500,000	4,414,500
Total			8,674,500
Electric 1.0%
Duke Energy Corp.(e)
04/15/2026	4.125%	4,500,000	4,511,250
FirstEnergy Corp.(e)
05/01/2026	4.000%	4,500,000	4,457,250
PG&E Corp.(e)
12/01/2027	4.250%	8,400,000	8,803,200
Total			17,771,700
Finance Companies 0.3%
Bread Financial Holdings, Inc.(e)
06/15/2028	4.250%	4,500,000	4,775,850
Healthcare REIT 0.2%
Welltower OP LLC(e)
05/15/2028	2.750%	4,000,000	4,422,400
Independent Energy 0.0%
Chesapeake Energy Escrow
09/15/2026	0.000%	9,000,000	162,000
Leisure 0.5%
Carnival Corp.
12/01/2027	5.750%	2,800,000	4,594,800
NCL Corp., Ltd.
02/15/2027	2.500%	5,000,000	4,680,000
Total			9,274,800
Media and Entertainment 0.3%
fuboTV, Inc.
02/15/2026	3.250%	6,500,000	4,712,500
Other Financial Institutions 0.3%
RWT Holdings, Inc.
10/01/2025	5.750%	6,000,000	5,606,250
Other REIT 0.8%
PennyMac Corp.
03/15/2026	5.500%	9,500,000	8,752,350
Redwood Trust, Inc.
06/15/2027	7.750%	1,000,000	916,875
Starwood Property Trust, Inc.
07/15/2027	6.750%	4,200,000	4,512,900
Total			14,182,125
The accompanying Notes to Financial Statements are an integral part of this statement.
Tri-Continental Corporation  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Other Utility 0.2%
American Water Capital Corp.(e)
06/15/2026	3.625%	4,200,000	4,193,700
Pharmaceuticals 0.5%
BridgeBio Pharma, Inc.
02/01/2029	2.250%	5,500,000	4,657,950
Mirum Pharmaceuticals, Inc.(e)
05/01/2029	4.000%	3,500,000	4,252,500
Total			8,910,450
Retailers 0.2%
Farfetch Ltd.
05/01/2027	3.750%	5,300,000	73,140
Wayfair, Inc.
09/15/2027	3.250%	2,661,000	3,276,490
Total			3,349,630
Technology 1.0%
2U, Inc.
05/01/2025	2.250%	6,500,000	3,279,250
CSG Systems International, Inc.(e)
09/15/2028	3.875%	4,398,000	4,417,351
Infinera Corp.
08/01/2028	3.750%	4,200,000	4,123,980
Western Digital Corp.(e)
11/15/2028	3.000%	4,000,000	4,892,000
Total			16,712,581
Transportation Services 0.3%
Air Transport Services Group, Inc.(e)
08/15/2029	3.875%	5,000,000	4,437,500
Total Convertible Bonds (Cost $135,160,396)			126,810,456

Convertible Preferred Stocks 2.7%
Issuer		Shares	Value ($)
Financials 1.2%
Banks 0.5%
Bank of America Corp.(f)	7.250%	7,500	9,034,875
Capital Markets 0.2%
AMG Capital Trust II	5.150%	62,500	3,116,875
Financial Services 0.5%
Apollo Global Management, Inc.	6.750%	160,000	9,022,400
Total Financials			21,174,150
Convertible Preferred Stocks (continued)
Issuer		Shares	Value ($)
Industrials 0.5%
Machinery 0.2%
Chart Industries, Inc., ADR	6.750%	80,000	4,446,400
Professional Services 0.3%
Clarivate PLC	5.250%	120,000	4,550,400
Total Industrials			8,996,800
Utilities 1.0%
Electric Utilities 0.4%
NextEra Energy, Inc.	6.926%	175,000	6,669,250
Gas Utilities 0.6%
Spire, Inc.	7.500%	100,000	4,758,155
UGI Corp.	7.250%	92,500	5,444,550
Total			10,202,705
Total Utilities			16,871,955
Total Convertible Preferred Stocks (Cost $51,141,494)			47,042,905

Corporate Bonds & Notes 17.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.5%
Bombardier, Inc.(e)
06/15/2026	7.125%	6,361,000	6,364,632
Rolls-Royce PLC(e)
10/15/2027	5.750%	2,412,000	2,414,694
Total			8,779,326
Airlines 0.2%
American Airlines, Inc.(e)
02/15/2028	7.250%	4,200,000	4,266,271
Automotive 0.3%
Ford Motor Credit Co. LLC
03/06/2026	6.950%	4,350,000	4,457,005
Cable and Satellite 0.4%
Comcast Corp.
08/15/2025	3.375%	4,500,000	4,398,223
Telesat Canada/LLC(e)
10/15/2027	6.500%	5,286,000	2,483,637
Total			6,881,860
Chemicals 0.5%
Innophos Holdings, Inc.(e)
02/15/2028	9.375%	4,300,000	3,910,782
The accompanying Notes to Financial Statements are an integral part of this statement.

Tri-Continental Corporation  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Olympus Water US Holding Corp.(e)
10/01/2029	6.250%	5,500,000	4,907,928
Total			8,818,710
Construction Machinery 0.2%
PECF USS Intermediate Holding III Corp.(e)
11/15/2029	8.000%	7,800,000	3,510,067
Consumer Cyclical Services 0.3%
Staples, Inc.(e)
04/15/2026	7.500%	5,000,000	4,664,512
Consumer Products 0.9%
Mattel, Inc.(e)
04/01/2029	3.750%	3,100,000	2,833,962
Mattel, Inc.
10/01/2040	6.200%	1,430,000	1,373,939
11/01/2041	5.450%	745,000	667,185
Newell Brands, Inc.
09/15/2027	6.375%	2,900,000	2,893,193
09/15/2029	6.625%	2,900,000	2,891,156
SWF Escrow Issuer Corp.(e)
10/01/2029	6.500%	7,500,000	5,390,067
Total			16,049,502
Electric 0.2%
DTE Energy Co.
11/01/2024	4.220%	4,500,000	4,442,591
Food and Beverage 0.7%
Triton Water Holdings, Inc.(e)
04/01/2029	6.250%	8,442,000	7,407,759
United Natural Foods, Inc.(e)
10/15/2028	6.750%	6,280,000	5,084,193
Total			12,491,952
Gaming 0.5%
Scientific Games Holdings LP/US FinCo, Inc.(e)
03/01/2030	6.625%	8,500,000	7,944,433
Health Care 1.4%
CVS Health Corp.
07/20/2045	5.125%	5,000,000	4,738,728
Quotient Ltd.(b),(c),(e),(g)
04/15/2030	12.000%	2,764,481	2,681,546
Star Parent, Inc.(e)
10/01/2030	9.000%	4,100,000	4,326,555
Surgery Center Holdings, Inc.(e)
07/01/2025	6.750%	4,200,000	4,188,706
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Tenet Healthcare Corp.
10/01/2028	6.125%	8,500,000	8,460,714
Total			24,396,249
Independent Energy 1.5%
Hilcorp Energy I LP/Finance Co.(e)
04/15/2030	6.000%	9,000,000	8,731,699
Occidental Petroleum Corp.
07/15/2044	4.500%	6,500,000	5,107,286
04/15/2046	4.400%	7,800,000	6,388,360
Southwestern Energy Co.
02/01/2029	5.375%	6,763,000	6,585,057
Total			26,812,402
Leisure 1.0%
Carnival Corp.(e)
05/01/2029	6.000%	7,000,000	6,726,479
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op
10/01/2028	6.500%	4,400,000	4,395,816
NCL Corp., Ltd.(e)
02/15/2029	7.750%	6,000,000	6,022,730
Total			17,145,025
Media and Entertainment 1.5%
Clear Channel Outdoor Holdings, Inc.(e)
04/15/2028	7.750%	10,000,000	8,624,022
Deluxe Corp.(e)
06/01/2029	8.000%	5,000,000	4,456,929
Lions Gate Capital Holdings LLC(e)
04/15/2029	5.500%	12,000,000	8,893,677
Mav Acquisition Corp.(e)
08/01/2029	8.000%	5,500,000	5,140,814
Total			27,115,442
Oil Field Services 0.8%
Nabors Industries Ltd.(e)
01/15/2026	7.250%	4,400,000	4,215,190
01/15/2028	7.500%	1,754,000	1,526,071
Transocean Aquila Ltd.(e)
09/30/2028	8.000%	4,200,000	4,286,212
Transocean Titan Financing Ltd.(e)
02/01/2028	8.375%	4,313,000	4,463,313
Total			14,490,786
Other Financial Institutions 0.0%
WeWork Companies, Inc.(e),(g),(h)
08/15/2027	12.000%	4,500,000	86,984
The accompanying Notes to Financial Statements are an integral part of this statement.
Tri-Continental Corporation  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Packaging 0.7%
ARD Finance SA(e),(g)
06/30/2027	6.500%	5,832,350	2,720,309
Mauser Packaging Solutions Holding Co.(e)
04/15/2027	9.250%	9,000,000	8,890,513
Total			11,610,822
Pharmaceuticals 0.7%
1375209 BC Ltd.(e)
01/30/2028	9.000%	1,415,000	1,376,968
Amgen, Inc.
03/02/2025	5.250%	4,500,000	4,510,488
Bausch Health Companies, Inc.(e)
09/30/2028	11.000%	2,515,000	1,832,086
10/15/2030	14.000%	502,000	280,125
Organon Finance 1 LLC(e)
04/30/2031	5.125%	5,000,000	4,262,190
Total			12,261,857
Restaurants 0.5%
Fertitta Entertainment LLC/Finance Co., Inc.(e)
01/15/2030	6.750%	10,000,000	8,778,518
Retailers 1.0%
Academy Ltd.(e)
11/15/2027	6.000%	4,867,000	4,805,482
Hanesbrands, Inc.(e)
02/15/2031	9.000%	4,200,000	4,114,421
L Brands, Inc.(e)
10/01/2030	6.625%	4,500,000	4,603,845
Magic MergeCo, Inc.(e)
05/01/2029	7.875%	6,000,000	3,819,843
Total			17,343,591
Supermarkets 0.3%
Safeway, Inc.
02/01/2031	7.250%	4,512,000	4,733,459
Technology 2.8%
Broadcom, Inc.(e)
02/15/2041	3.500%	6,000,000	4,761,846
Cloud Software Group, Inc.(e)
09/30/2029	9.000%	4,500,000	4,275,372
Consensus Cloud Solutions, Inc.(e)
10/15/2026	6.000%	5,000,000	4,753,816
Minerva Merger Sub, Inc.(e)
02/15/2030	6.500%	8,000,000	7,259,278
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Neptune Bidco US, Inc.(e)
04/15/2029	9.290%	7,254,000	6,780,106
NortonLifeLock, Inc.(e)
09/30/2027	6.750%	5,500,000	5,594,339
09/30/2030	7.125%	3,000,000	3,139,248
Picard Midco, Inc.(e)
03/31/2029	6.500%	5,000,000	4,767,384
Rocket Software, Inc.(e)
02/15/2029	6.500%	8,875,000	7,721,941
Total			49,053,330
Transportation Services 0.3%
XPO, Inc.(e)
06/01/2028	6.250%	4,600,000	4,677,332
Total Corporate Bonds & Notes (Cost $327,333,390)			300,812,026

Preferred Debt 0.2%
Issuer	Coupon Rate	Shares	Value ($)
Banking 0.2%
Citigroup Capital XIII(i)
10/30/2040	12.022%	150,000	4,281,000
Total Preferred Debt (Cost $3,917,075)			4,281,000

Warrants —%
Issuer	Shares	Value ($)
Health Care —%
Health Care Equipment & Supplies —%
Quotient Ltd.(a),(c)	39,425	0
Quotient Ltd.(a),(c)	181,609	0
Total		0
Total Health Care		0
Total Warrants (Cost $—)		0

The accompanying Notes to Financial Statements are an integral part of this statement.

Tri-Continental Corporation  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Money Market Funds 1.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.569%(j),(k)	29,157,918	29,152,086
Total Money Market Funds (Cost $29,145,931)		29,152,086
Total Investments in Securities (Cost: $1,471,845,956)		1,735,120,398
Other Assets & Liabilities, Net		13,607,420
Net Assets		1,748,727,818
At December 31, 2023, securities and/or cash totaling $1,501,734 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	51	03/2024	USD	12,291,000	455,385	—
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)
Represents fair value as determined in good faith under procedures approved by the Board of Directors. At December 31, 2023, the total value of these securities amounted to $3,454,683, which represents 0.20% of total net assets.

(c)	Valuation based on significant unobservable inputs.
(d)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(e)
Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2023, the total value of these securities amounted to $297,093,547, which represents 16.99% of total net assets.

(f)	Perpetual security with no specified maturity date.
(g)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(h)	Represents a security in default.
(i)
Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2023.

(j)	The rate shown is the seven-day current annualized yield at December 31, 2023.
(k)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.569%
	16,252,323	289,719,274	(276,823,672)	4,161	29,152,086	(4,305)	1,465,433	29,157,918
Abbreviation Legend
ADR	American Depositary Receipt
Currency Legend
USD	US Dollar
The accompanying Notes to Financial Statements are an integral part of this statement.
Tri-Continental Corporation  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Directors (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	95,112,143	—	—	95,112,143
Consumer Discretionary	118,740,477	—	—	118,740,477
Consumer Staples	71,117,047	—	—	71,117,047
Energy	60,091,634	—	—	60,091,634
Financials	187,007,149	—	773,137	187,780,286
Health Care	163,969,559	—	—	163,969,559
Industrials	107,399,147	—	—	107,399,147
Information Technology	297,171,329	—	—	297,171,329
Materials	41,204,166	—	—	41,204,166
Real Estate	52,769,570	6,729	—	52,776,299
Utilities	31,659,838	—	—	31,659,838
Total Common Stocks	1,226,242,059	6,729	773,137	1,227,021,925
Convertible Bonds	—	126,810,456	—	126,810,456
Convertible Preferred Stocks
Financials	—	21,174,150	—	21,174,150
Industrials	—	8,996,800	—	8,996,800
Utilities	—	16,871,955	—	16,871,955
Total Convertible Preferred Stocks	—	47,042,905	—	47,042,905
Corporate Bonds & Notes	—	298,130,480	2,681,546	300,812,026
Preferred Debt	4,281,000	—	—	4,281,000
The accompanying Notes to Financial Statements are an integral part of this statement.

Tri-Continental Corporation  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Fair value measurements   (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Warrants
Health Care	—	—	0 *	0 *
Total Warrants	—	—	0 *	0 *
Money Market Funds	29,152,086	—	—	29,152,086
Total Investments in Securities	1,259,675,145	471,990,570	3,454,683	1,735,120,398
Investments in Derivatives
Asset
Futures Contracts	455,385	—	—	455,385
Total	1,260,130,530	471,990,570	3,454,683	1,735,575,783

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Tri-Continental Corporation  | Annual Report 2023

Statement of Assets and Liabilities
December 31, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,442,700,025)	$1,705,968,312
Affiliated issuers (cost $29,145,931)	29,152,086
Receivable for:
Investments sold	7,325,430
Dividends	2,878,146
Interest	7,637,463
Foreign tax reclaims	28,718
Variation margin for futures contracts	2,684
Prepaid expenses	157,351
Total assets	1,753,150,190
Liabilities
Payable for:
Investments purchased	2,848,160
Common Stock	685,045
Preferred Stock dividends	470,463
Variation margin for futures contracts	34,300
Management services fees	19,674
Stockholder servicing and transfer agent fees	5,084
Stockholders’ meeting fees	3,612
Compensation of chief compliance officer	314
Compensation of board members	23,407
Other expenses	53,365
Deferred compensation of board members	278,948
Total liabilities	4,422,372
Net assets	$1,748,727,818
Preferred Stock	37,637,000
Net assets for Common Stock	1,711,090,818
Represented by
$2.50 Cumulative Preferred Stock, $50 par value, asset coverage per share $2,323
Shares issued and outstanding — 752,740	37,637,000
Common Stock, $0.50 par value:
Shares issued and outstanding — 52,396,942	26,198,471
Capital surplus	1,414,976,282
Total distributable earnings (loss)	269,916,065
Net assets	$1,748,727,818
Net asset value per share of outstanding Common Stock	$32.66
Market price per share of Common Stock	$28.83
The accompanying Notes to Financial Statements are an integral part of this statement.

Tri-Continental Corporation  | Annual Report 2023

Statement of Operations
Year Ended December 31, 2023

Net investment income
Income:
Dividends — unaffiliated issuers	$35,556,611
Dividends — affiliated issuers	1,465,433
Interest	30,115,231
Foreign taxes withheld	(34,740)
Total income	67,102,535
Expenses:
Management services fees	6,820,811
Stockholder servicing and transfer agent fees	380,035
Custodian fees	20,271
Printing and postage fees	64,877
Stockholders’ meeting fees	62,564
Accounting services fees	50,490
Legal fees	5,999
Interest on collateral	419
Compensation of chief compliance officer	311
Compensation of board members	51,283
Deferred compensation of board members	33,118
Other	123,839
Total expenses	7,614,017
Net investment income(a)	59,488,518
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	17,512,613
Investments — affiliated issuers	(4,305)
Futures contracts	1,329,254
Net realized gain	18,837,562
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	173,919,048
Investments — affiliated issuers	4,161
Futures contracts	831,564
Net change in unrealized appreciation (depreciation)	174,754,773
Net realized and unrealized gain	193,592,335
Net increase in net assets resulting from operations	$253,080,853

(a)	Net investment income for Common Stock is $57,606,668, which is net of Preferred Stock dividends of $1,881,850.
The accompanying Notes to Financial Statements are an integral part of this statement.
Tri-Continental Corporation  | Annual Report 2023

Statement of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations
Net investment income	$59,488,518	$60,152,499
Net realized gain	18,837,562	38,521,549
Net change in unrealized appreciation (depreciation)	174,754,773	(390,878,118)
Net increase (decrease) in net assets resulting from operations	253,080,853	(292,204,070)
Distributions to stockholders
Net investment income and net realized gains
Preferred Stock	(1,881,850)	(1,881,850)
Common Stock	(66,736,683)	(120,129,762)
Total distributions to stockholders	(68,618,533)	(122,011,612)
Decrease in net assets from capital stock activity	(50,404,373)	(14,608,703)
Total increase (decrease) in net assets	134,057,947	(428,824,385)
Net assets at beginning of year	1,614,669,871	2,043,494,256
Net assets at end of year	$1,748,727,818	$1,614,669,871

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Common Stock issued at market price in distributions	824,327	22,039,437	1,934,544	52,472,273
Common Stock issued to cash purchase plan participants	42,084	1,142,113	53,732	1,587,056
Common Stock purchased from cash purchase plan participants	(628,427)	(16,976,401)	(610,768)	(17,333,752)
Common Stock purchased in the open market	(2,090,942)	(56,610,174)	(1,793,484)	(51,334,280)
Net proceeds from issuance of shares of Common Stock upon exercise of warrants	702	652	—	—
Total net decrease	(1,852,256)	(50,404,373)	(415,976)	(14,608,703)
The accompanying Notes to Financial Statements are an integral part of this statement.

Tri-Continental Corporation  | Annual Report 2023

Financial Highlights
Per share operating performance data is designed to allow investors to trace the operating performance, on a per Common Stock share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common Stock share amounts, using average Common Stock shares outstanding during the period.
Total return measures the Fund’s performance assuming that investors purchased shares of the Fund at the market price or net asset value as of the beginning of the period, invested all distributions paid, as provided for in the Fund’s Prospectus and then sold their shares at the closing market price or net asset value per share on the last day of the period. The computations do not reflect any sales commissions or transaction costs you may incur in purchasing or selling shares of the Fund, or taxes investors may incur on distributions or on the sale of shares of the Fund, and are not annualized for periods of less than one year.
The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any, and is not annualized for periods of less than one year. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
The ratios of expenses and net investment income to average net assets for Common Stock for the periods presented do not reflect the effect of dividends paid to Preferred Stockholders and are annualized for periods of less than one year.
The accompanying Notes to Financial Statements are an integral part of this statement.
Tri-Continental Corporation  | Annual Report 2023

Financial Highlights (continued)

	Year ended December 31,
	2023	2022	2021
Per share data
Net asset value, beginning of period	$29.07	$36.69	$33.26
Income from investment operations:
Net investment income	1.12	1.11	1.07
Net realized and unrealized gain (loss)	3.66	(6.53)	7.28
Total from investment operations	4.78	(5.42)	8.35
Less distributions to Stockholders from:
Net investment income — Preferred Stock	(0.04)	(0.03)	(0.04)
Net investment income — Common Stock	(1.12)	(1.08)	(1.05)
Net realized gains — Common Stock	(0.14)	(1.15)	(3.64)
Total distributions to Stockholders	(1.30)	(2.26)	(4.73)
(Dilution) Anti-dilution in net asset value from share purchases (via dividend reinvestment program and cash purchase plan)(a)	(0.07)	(0.10)	(0.32)
Anti-dilution in net asset value from share buy-backs (via stock repurchase program and cash purchase plan)(a)	0.18	0.16	0.13
Net asset value, end of period	$32.66	$29.07	$36.69
Adjusted net asset value, end of period(b)	$32.54	$28.97	$36.57
Market price, end of period	$28.83	$25.63	$33.19
Total return
Based upon net asset value	17.74%	(14.10%)	26.76%
Based upon market price	17.88%	(16.28%)	29.41%
Ratios to average net assets
Expenses to average net assets for Common Stock(c)	0.47%(d)	0.46%(d)	0.46%(d)
Net investment income to average net assets for Common Stock	3.54%	3.35%	2.77%
Supplemental data
Net assets, end of period (000’s):
Common Stock	$1,711,091	$1,577,033	$2,005,857
Preferred Stock	$37,637	$37,637	$37,637
Total net assets	$1,748,728	$1,614,670	$2,043,494
Portfolio turnover	48%	48%	56%

Notes to Financial Highlights
(a)	Prior to the period ended December 31, 2022, per share amounts were only presented if the net dilution/anti-dilution impact was material relative to the Fund’s average net assets for Common Stock.
(b)	Assumes the exercise of outstanding warrants.
(c)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Ratios include interest on collateral expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

Tri-Continental Corporation  | Annual Report 2023

Financial Highlights (continued)

Year ended December 31,
2020	2019	2018	2017	2016	2015	2014

$31.03	$26.58	$29.88	$25.91	$23.49	$24.76	$23.11

1.05	1.03	0.99	0.93	0.90	0.81	0.73
2.86	5.39	(2.35)	4.24	2.33	(1.37)	1.70
3.91	6.42	(1.36)	5.17	3.23	(0.56)	2.43

(0.04)	(0.04)	(0.03)	(0.03)	(0.03)	(0.03)	(0.03)
(1.07)	(1.01)	(0.96)	(1.07)	(0.91)	(0.81)	(0.75)
(0.57)	(0.92)	(0.95)	(0.10)	—	—	—
(1.68)	(1.97)	(1.94)	(1.20)	(0.94)	(0.84)	(0.78)
—	—	—	—	(0.06)	(0.05)	—
—	—	—	—	0.19	0.18	—
$33.26	$31.03	$26.58	$29.88	$25.91	$23.49	$24.76
$33.14	$30.92	$26.48	$29.77	$25.83	$23.42	$24.68
$29.47	$28.20	$23.52	$26.94	$22.05	$20.02	$21.41

14.17%	25.20%	(4.10%)	20.82%	15.25%	(1.36%)	11.09%
11.31%	28.59%	(5.88%)	28.00%	15.08%	(2.78%)	11.11%

0.48%	0.49%	0.49%	0.49%	0.50%	0.50%	0.49%
3.45%	3.32%	3.14%	3.21%	3.59%	3.16%	2.91%

$1,745,135	$1,664,401	$1,431,211	$1,637,553	$1,470,843	$1,382,712	$1,511,285
$37,637	$37,637	$37,637	$37,637	$37,637	$37,637	$37,637
$1,782,772	$1,702,038	$1,468,848	$1,675,190	$1,508,480	$1,420,349	$1,548,922
67%	60%	63%	95%	82%	76%	76%
The accompanying Notes to Financial Statements are an integral part of this statement.
Tri-Continental Corporation  | Annual Report 2023

Notes to Financial Statements
December 31, 2023
Note 1. Organization
Tri-Continental Corporation (the Fund) is a diversified fund. The Fund is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a closed-end management investment company.
The Fund has 1 million authorized shares of preferred capital stock (Preferred Stock) and 159 million authorized shares of common stock (Common Stock). The issued and outstanding Common Stock trades primarily on the New York Stock Exchange under the symbol "TY".
The Fund’s Preferred Stock is entitled to two votes per share and the Common Stock is entitled to one vote per share at all meetings of Stockholders. In the event of a default in payments of dividends on the Preferred Stock equivalent to six quarterly dividends, the holders of the Fund’s Preferred Stock (Preferred Stockholders) are entitled, voting separately as a class to the exclusion of the holders of the Fund’s Common Stock (Common Stockholders), to elect two additional directors, with such right to continue until all arrearages have been paid and current Preferred Stock dividends are provided for. Generally, the vote of Preferred Stockholders is required to approve certain actions adversely affecting their rights.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Directors. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the

Tri-Continental Corporation  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Directors. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty provides some protection in the case of clearing member default. The clearinghouse or central counterparty stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or central counterparty may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the central counterparty or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a
Tri-Continental Corporation  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or central counterparty for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Tri-Continental Corporation  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2023:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	455,385 *

*
Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	1,329,254

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	831,564
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended December 31, 2023:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	14,068,304
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. For convertible securities, premiums attributable to the conversion feature are not amortized.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Tri-Continental Corporation  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to stockholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment-in-kind, if any, is recorded as interest income and increases the cost basis of such securities.
Determination of net asset value
The net asset value per share of the Fund is computed by dividing the value of the net assets for common stock of the Fund by the total number of outstanding common shares of the Fund, rounded to the nearest cent, at the close of regular trading (ordinarily 4:00 p.m. Eastern Time) every day the New York Stock Exchange is open.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to stockholders
The Fund has an earned distribution policy. Under this policy, the Fund intends to make quarterly distributions to holders of Common Stock that are approximately equal to net investment income, less dividends payable on the Fund’s Preferred Stock. Capital gains, when available, are distributed to Common Stockholders at least annually.
Dividends and other distributions to stockholders are recorded on ex-dividend dates.

Tri-Continental Corporation  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Guarantees and indemnifications
Under the Fund’s organizational documents and, in some cases, by contract, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets (which includes assets attributed to the Fund’s Common and Preferred Stock) that declines from 0.415% to 0.385% as the Fund’s net assets increase and it is borne by the holders of the Fund’s Common Stock. The effective management services fee rate for the year ended December 31, 2023 was 0.42% of the Fund’s average daily net assets for Common Stock, paid by Common Stockholders (and 0.41% of the Fund’s total average daily net assets).
Compensation of Board members
Members of the Board of Directors who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Directors may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Directors’  fees deferred during the current period as well as any gains or losses on the Directors’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Directors has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Stockholder servicing fees
Under a Stockholder Service Agent Agreement, Columbia Management Investment Services Corp. (the Servicing Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, maintains Fund stockholder accounts and records and provides Fund stockholder services. Under the Stockholder Service Agent Agreement, the Fund pays the Servicing Agent a monthly stockholder servicing and transfer agent fee based on the number of common stock open accounts. The Servicing Agent is also entitled to reimbursement for out-of-pocket fees.
For the year ended December 31, 2023, the Fund’s effective stockholder servicing and transfer agent fee rate as a percentage of common stock average net assets was 0.02%.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
Tri-Continental Corporation  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
At December 31, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, investments in certain convertible securities, deemed distributions, principal and/or interest from fixed income securities, defaulted securities/troubled debt, Directors’ deferred compensation, distributions, investments in partnerships and/or grantor trusts and miscellaneous adjustments. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
189,180	(189,180)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2023			Year Ended December 31, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
61,018,329	7,600,204	68,618,533	61,988,232	60,023,380	122,011,612
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
488,792	14,607,175	—	255,569,510
At December 31, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,480,006,273	327,651,407	(72,081,897)	255,569,510
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $778,551,052 and $855,183,496, respectively, for the year ended December 31, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Tri-Continental Corporation  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Note 6. Capital stock transactions
Under the Fund’s Charter, dividends on Common Stock cannot be declared unless net assets, after deducting the amount of such dividends and all unpaid dividends declared on Preferred Stock, equal at least $100 per share of Preferred Stock outstanding. The equivalent figure at December 31, 2023 was $2,323. The Preferred Stock is subject to redemption at the Fund’s option at any time on 30 days’ notice at $55 per share (or a total of $41,400,700 for the shares outstanding at December 31, 2023) plus accrued dividends, and entitled in liquidation to $50 per share plus dividends accrued or in arrears, as the case may be.
Automatic Dividend Investment Plan, Cash Purchase Plan and Stock Repurchase Program
The Fund makes available the Automatic Dividend Investment Plan and the Cash Purchase Plan (collectively, the Investment Plans) to any Common Stockholder with a Direct-at-Fund Account (as defined below) that wishes to purchase additional shares of the Fund. The Automatic Dividend Investment Plan provides stockholders with the option to add to their investment with reinvested distributions from the Fund, and the Cash Purchase Plan provides stockholders with the option to add to their investment with cash purchases. Direct-at-Fund Account holders may participate in one or both of the Investment Plans. Direct-at-Fund Account stockholders will automatically be enrolled in the reinvested distributions option under the Automatic Dividend Investment Plan, but must elect to participate in the cash purchase option under the Cash Purchase Plan.
Automatic Dividend Investment Plan. Under the Automatic Dividend Investment Plan, you may elect to purchase additional shares of the Fund’s Common Stock with dividends or other distributions on shares of the Fund owned. For Direct-at-Fund Accounts, unless the Service Agent is otherwise instructed by you as described below, 100% of distributions on the Common Stock are automatically paid in book shares of Common Stock, which are entered in your Fund account as “book credits.” You may otherwise elect to receive distributions 75% in shares and 25% in cash, 50% in shares and 50% in cash, or 100% in cash. Any request to change your distribution payment option must be received by the Service Agent by the record date for a distribution in order for the change to take effect for such distribution. Elections received after a record date for a distribution will be effective for the next distribution. Shares issued to the stockholder in respect of distributions will be at a price equal to the lower of: (i) the closing sale or bid price, plus applicable commission, of the Common Stock on the New York Stock Exchange on the ex-dividend date or (ii) the greater of NAV per share of Common Stock and 95% of the closing price of the Common Stock on the New York Stock Exchange on the ex-dividend date (without adjustment for the exercise of Warrants remaining outstanding). The issuance of Common Stock at less than NAV per share will dilute the NAV of all Common Stock outstanding at that time.
The tax treatment of dividends and capital gain distributions as a participant in the Automatic Dividend Investment Plan are the same whether you participate in the Plan and reinvest your Fund distributions or whether you elect not to participate in the Plan and receive all your Fund distributions in cash (i.e., capital gains and income are realized, although cash is not received by the shareholder).
At present there is no charge for reinvested distribution purchases made under the Automatic Dividend Investment Plan.
Cash Purchase Plan. Under the Cash Purchase Plan, you may elect to purchase additional shares of the Fund’s Common Stock with cash dividends paid by other corporations in which stock is owned, or with cash purchase payments (including via ACH, as described below).
Under the Cash Purchase Plan, the Service Agent may receive and invest other corporations’ distributions or cash payments made by you in additional shares of the Fund’s Common Stock (after deducting a $2 per-transaction fee) in your accounts, as described above in the Fees and Expenses of the Fund table). Purchase orders received in connection with the Cash Purchase Plan are generally priced one time per week, typically each Wednesday (or the next available business day if the NYSE is not open for business on Wednesday), subject to the potential for the suspension of such purchases under certain circumstances. Cash purchase payments forwarded by you under the Cash Purchase Plan should be made payable to Tri-Continental Corporation and mailed to the following regular or overnight mail address:
Tri-Continental Corporation  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Regular Mail:
Tri-Continental Corporation
P.O. Box 219371
Kansas City, MO 64121-9371
Overnight Mail:
Tri-Continental Corporation
c/o SS&C GIDS
430 W 7th Street, Ste 219371
Kansas City, MO 64105-1407
Checks for investment must be in U.S. dollars drawn on a domestic bank. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Fund does not accept cash, credit card, convenience checks, money orders, traveler’s checks, starter checks, third or fourth party checks, or other cash equivalents.
Automated Clearing House (ACH). If you elect to participate in the Cash Purchase Plan, you may establish the ACH privilege on your account, which allows you to transfer money directly from your bank account by electronic funds transfer to be invested in additional shares of Common Stock for your Direct-at-Fund Account.
You may elect to participate, change your election, or terminate participation in any investment option available under the Investment Plans at any time by completing the “Tri-Continental Corporation Authorization Form” (which provides details for each of the investment options available under the Investment Plans) available at columbiathreadneedleus.com. There is no minimum additional investment. Purchases and sales of shares of the Fund’s Common Stock (other than for tax-deferred retirement plan accounts) are limited to a total of 12,500 shares transacted per calendar quarter, subject to a maximum 40,000 shares per calendar year, per account (including any related accounts, e.g., those under the same social security number or tax identification number or otherwise under common control), subject to certain limited exceptions at the sole discretion of the Fund.
Stockholders may elect to terminate participation in the Investment Plans at any time by contacting the Servicing Agent (note that a minimum notice in advance of a pending transaction may be required) in writing. The Investment Plans, with respect to a Direct-at-Fund Account, will terminate automatically upon full liquidation of the account. If your shares are held in book credit form, you may terminate your participation in the Investment Plans and (i) receive a certificate for all or a part of your shares, or (ii) have all or a part of your shares sold for you by the Fund, and retain any unsold shares in book credit form or receive a certificate for any unsold shares. If you elect to have shares sold, you will receive the proceeds from the sale. Only participants whose shares are held in book credit form may elect upon termination of their participation in the Investment Plans to have shares sold in the above manner. Instructions must be signed by all registered stockholders and should be sent to the Fund at the address above. This will not affect the date on which your instruction to sell shares is actually processed. If your Direct-at-Fund Account is terminated between the record and payment dates of a Fund distribution, the distribution payment will be made in cash. The Servicing Agent may amend or terminate the Investment Plans at any time upon written notice to stockholders. Additional information about the Investment Plans is available by contacting the Servicing Agent at the contact information noted above. As of February 6, 2024, 8,425 stockholders, owning approximately 17,479,449 shares of Common Stock, were using the Investment Plans.
The Fund, in connection with its Investment Plans, acquires and issues shares of its own Common Stock, as needed, to satisfy the requirements of the Investment Plans. A total of 42,084 shares were issued to the participants of the Cash Purchase Plan during the period for proceeds of $1,142,113, a weighted average discount of 12.04% from the NAV of those shares. In addition, a total of 824,327 shares were issued at market price in distributions during the period for proceeds of $22,039,437, a weighted average discount of 13.87% from the NAV of those shares.
For the year ended December 31, 2023, the Fund purchased 628,427 shares of its Common Stock from the Cash Purchase Plan participants at a cost of $16,976,401, which represented a weighted average discount of 11.94% from the NAV of those acquired shares.

Tri-Continental Corporation  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
The Fund’s Board re-approved the Fund’s stock repurchase program for 2023, which is identical to the Fund’s 2022 stock repurchase program. Under the Fund’s stock repurchase program, the Fund repurchases up to 5% of the Fund’s outstanding Common Stock during the year directly from Stockholders and in the open market, provided that, with respect to shares purchased in the open market, the excess of the NAV of a share of Common Stock over its market price (the discount) is greater than 10%. The intent of the stock repurchase program is, among other things, to moderate the growth in the number of shares of Common Stock outstanding, increase the NAV of the Fund’s outstanding shares, reduce the dilutive impact on stockholders who do not take capital gain distributions in additional shares, and increase the liquidity of the Fund’s Common Stock in the marketplace. For the year ended December 31, 2023, the Fund purchased 2,090,942 shares of its Common Stock in the open market at an aggregate cost of $56,610,174, which represented a weighted average discount of 11.74% from the NAV of those acquired shares.
Shares of Common Stock repurchased to satisfy the Plan requirements or in the open market pursuant to the Fund’s stock repurchase program are no longer outstanding.
Warrants
At December 31, 2023, the Fund reserved 193,859 shares of Common Stock for issuance upon exercise of 8,014 Warrants, each of which entitled the holder to purchase 24.19 shares of Common Stock at $0.93 per share.
Assuming the exercise of all Warrants outstanding at December 31, 2023, net assets would have increased by $180,289 and the net asset value of the Common Stock would have been $32.54 per share. The number of Warrants exercised during the year ended December 31, 2023 was 29, resulting in the issuance of 702 shares of Common Stock for proceeds of $652.
Note 7. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by April 2, 2024, to a discretionary liquidity fee up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and, by October 2, 2024, to a liquidity fee if daily net redemptions exceed 5% of net assets.
Note 8. Interfund Lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund entered into a master interfund lending agreement (the Interfund Program) with certain other funds advised by the Investment Manager or its affiliates (each a Participating Fund). The Interfund Program allows each Participating Fund to lend money directly to and, other than closed-end funds (including the Fund) and money market funds, borrow money directly from other Participating Funds for temporary purposes through the Interfund Program (each an Interfund Loan).
A Participating Fund may make unsecured borrowings under the Interfund Program if its outstanding borrowings from all sources, including those outside of the Interfund Program, immediately after such unsecured borrowing under the Interfund Program are equal to or less than 10% of its total assets, provided that if the borrowing Participating Fund has a secured loan outstanding from any other lender, including but not limited to another Participating Fund, the borrowing Participating Fund’s borrowing under the Interfund Program will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. A Participating Fund may not borrow through the Interfund Program or from any other source if its total outstanding borrowings immediately after a borrowing would be more than 33 1/3% of its total assets or any lower threshold provided for by a Participating Fund’s fundamental or non-fundamental policy restriction.
No Participating Fund may lend to another Participating Fund through the Interfund Program if the loan would cause the lending Participating Fund’s aggregate outstanding loans under the Interfund Program to exceed 15% of its current net assets at the time of the loan. A Participating Fund’s Interfund Loans to any one Participating Fund may not exceed 5% of the lending Participating Fund’s net assets at the time of the loan. The duration of Interfund Loans will be limited to the time required to
Tri-Continental Corporation  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
receive payment for securities sold, but in no event more than seven days. Interfund Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this limitation. Each Interfund Loan may be called on one business day’s notice by a lending Participating Fund and may be repaid on any day by a borrowing Participating Fund.
Loans under the Interfund Program are subject to the risk that the borrowing Participating Fund could be unable to repay the loan when due, and a delay in repayment to the lending Participating Fund could result in a lost opportunity by the lending Participating Fund to invest those loaned assets and additional lending costs. Because the Investment Manager provides investment management services to both borrowing and lending Participating Funds, the Investment Manager may have a potential conflict of interest in determining that an Interfund Loan is comparable in credit quality to other high-quality money market instruments. The Participating Fund has adopted policies and procedures that are designed to manage potential conflicts of interest, but the administration of the Interfund Program may be subject to such conflicts.
As noted above, the Fund may only participate in the Interfund Program as a Lending Fund. The Fund did not lend money under the Interfund Program during the year ended December 31, 2023.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism,

Tri-Continental Corporation  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
Although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
Tri-Continental Corporation  | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Stockholders of Tri-Continental Corporation
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Tri-Continental Corporation (the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the ten years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the ten years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
We have also previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statements of assets and liabilities, including the portfolios of investments, of the Fund as of December 31, 2022, 2021, 2020, 2019, 2018, 2017, 2016, 2015 and 2014, and the related statements of operations, changes in net assets and the financial highlights for each of the years ended December 31, 2014 through 2022 (not presented herein, other than the statement of changes in net assets and the financial highlights), and we expressed unqualified opinions on those financial statements. In our opinion, the information set forth in the Senior Securities - $2.50 Cumulative Preferred Stock table of the Fund for each of the ten years in the period ended December 31, 2023 is fairly stated, in all material respects, in relation to the financial statements from which it has been derived.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2024
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.

Tri-Continental Corporation  | Annual Report 2023

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2023.
Qualified dividend income	Dividends received deduction	Section 199A dividends	Capital gain dividend
50.64%	48.89%	4.66%	$21,046,809
Qualified dividend income. For taxable, non-corporate stockholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Section 199A dividends. For taxable, non-corporate stockholders, the percentage of ordinary income distributed during the fiscal year that represents Section 199A dividends potentially eligible for a 20% deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 Directors and Officers
(Unaudited)
The Board that oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Directors as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Certain Directors may have served as a Trustee to other Funds in the Columbia Funds Complex prior to the date set forth in the Position Held with the Fund and Length of Service column. Under current Board policy, Directors may serve a term of three years, whereupon they may be re-elected to serve another term (the Fund’s Board has three classes, with one class expiring each year at the Fund’s regular stockholder’s meeting), or, for Directors not affiliated with the Investment Manager, generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Tri-Continental Corporation  | Annual Report 2023

Directors and Officers (continued)
(Unaudited)
Independent directors
Name, Address, Year of Birth	Position Held With the Fund and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex* Overseen	Other Directorships Held by Director During the Past Five Years and other Relevant Board Experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Director since January 2018	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc. 2010-2016	161
Former Chairman of the Board,
NICSA (National Investment
Company Services Association)
(Executive Committee,
Nominating Committee and
Governance Committee),
2014-2016; former Director,
Intech Investment
Management, 2011-2016;
former Board Member, Metro
Denver Chamber of Commerce,
2015-2016; former Advisory
Board Member, University of
Colorado Business School,
2015-2018; former Board
Member, Chase Bank
International, 1993-1994

Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Director since November 2008
Attorney, specializing in arbitration and mediation;
Trustee of Gerald Rauenhorst 1982 Trusts, since
2020; Chief Justice, Minnesota Supreme Court,
1998-2006; Associate Justice, Minnesota Supreme
Court, 1996-1998; Fourth Judicial District Court
Judge, Hennepin County, 1994-1996; Attorney in
private practice and public service, 1984-1993; State
Representative, Minnesota House of Representatives,
1979-1993, which included service on the Tax and
Financial Institutions and Insurance
Committees;Member and Interim Chair, Minnesota
Sports Facilities Authority, January-July 2017; Interim
President and Chief Executive Officer, Blue Cross and
Blue Shield of Minnesota (health care insurance),
February-July 2018, April-October 2021
			161
Former Trustee, Blue Cross and
Blue Shield of Minnesota,
2009-2021 (Chair of the
Business Development
Committee, 2014-2017; Chair
of the Governance Committee,
2017-2019); former Member
and Chair of the Board,
Minnesota Sports Facilities
Authority, January 2017-July
2017; former Director, Robina
Foundation, 2009-2020
(Chair, 2014-2020); Director,
Richard M. Schulze Family
Foundation, since 2021

Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Director since November 2008; Chair of the Board since January 2023	President, Springboard-Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	161
Trustee, New York Presbyterian
Hospital Board, since 1996;
Director, DR Bank (Audit
Committee, since 2017 and
Audit Committee Chair, since
November 2023); Director,
Evercore Inc. (Audit
Committee, Nominating and
Governance Committee)
(financial services company),
since 2019; Director, Apollo
Commercial Real Estate
Finance, Inc. (Chair,
Nominating and Governance
Committee), since 2021; the
Governing Council of the
Independent Directors Council
(IDC), since 2021

Tri-Continental Corporation  | Annual Report 2023

Directors and Officers (continued)
(Unaudited)
Independent directors (continued)
Name, Address, Year of Birth	Position Held With the Fund and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex* Overseen	Other Directorships Held by Director During the Past Five Years and other Relevant Board Experience
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Director since January 2023	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	176	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Director since November 2008	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	161
Former Trustee, MA Taxpayers
Foundation, 1997-2022;
former Director, The MA
Business Roundtable,
2003-2019; former
Chairperson, Innovation Index
Advisory Committee, MA
Technology Collaborative,
1997-2020

Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Director since January 2020	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	161	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Director since January 2022	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	161
Director, SpartanNash
Company since November
2013 (Chair of the Board since
May 2021) (food distributor);
Director, Aircastle Limited
(Chair of Audit Committee)
(aircraft leasing); former
Director, Nash Finch Company
(food distributor), 2005-2013;
former Director, SeaCube
Container Leasing Ltd.
(container leasing),
2010-2013; and former
Director, Travelport Worldwide
Limited (travel information
technology), 2014-2019

Tri-Continental Corporation  | Annual Report 2023

Directors and Officers (continued)
(Unaudited)
Independent directors (continued)
Name, Address, Year of Birth	Position Held With the Fund and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex* Overseen	Other Directorships Held by Director During the Past Five Years and other Relevant Board Experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Director since January 2024	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	161
Director, CSX Corporation
(transportation suppliers);
Director, PayPal Holdings Inc.
(payment and data processing
services); former Director,
eBay Inc. (online trading
community), 2007-2015; and
former Director, CIT Bank, CIT
Group Inc. (commercial and
consumer finance),
2010-2016; former Senior
Adviser to The Carlyle Group
(financial services), March
2008-September 2008; former
Governance Consultant to
Bridgewater Associates
(investment company), January
2013-December 2015

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Director since November 2008	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	161
Director, Valmont Industries,
Inc. (irrigation systems
manufacturer), since 2012;
Trustee, Carleton College (on
the Investment Committee),
since 1987; Trustee, Carnegie
Endowment for International
Peace (on the Investment
Committee), since 2009

Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Director since 2020	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	161	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, June 2022-June 2023

Tri-Continental Corporation  | Annual Report 2023

Directors and Officers (continued)
(Unaudited)
Interested director affiliated with Investment Manager**
Name, Address, Year of Birth	Position Held With the Fund and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex* Overseen	Other Directorships Held by Director During the Past Five Years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Director since November 2021 and President since June 2021	President and Principal Executive Officer of the Columbia Funds, since June 2021; Vice President, Columbia Management Investment Advisers, LLC, since April 2015; formerly, Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, April 2015 – December 2023; President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	161
Director, Ameriprise
Trust Company, since October
2016; Director, Columbia
Management Investment
Distributors, Inc., since
November 2018; Board of
Governors, Columbia Wanger
Asset Management, LLC, since
January 2022

*
The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds
Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds
Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher, Hacker and Moffett and Mses. Blatz, Carlton, Carrig,
Flynn, Paglia and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.

**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, contacting your financial intermediary or visiting
investor.columbiathreadneedleus.com.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is the President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969
Chief Financial Officer and
Principal Financial Officer
(2009); Senior Vice President
(2019); Treasurer and Chief
Accounting Officer (Principal
Accounting Officer) (2024) for
CFST, CFST I, CFST II, CFVIT
and CFVST II

Senior Vice President and North America Head of Operations & Investor Services, Columbia Management
Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global
Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of
Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 -
May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust
Company, since June 2023.

Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
Tri-Continental Corporation  | Annual Report 2023

Directors and Officers (continued)
(Unaudited)
Fund officers (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)
Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1,
2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September
2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July
2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia
Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;
Chairman of the Board and Director, TAM UK International Holdings Limited, since July 2021; formerly
Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, March 2013 –
December 2022 and December 2008 – December 2022, respectively; senior executive of various entities affiliated with Columbia Threadneedle Investments.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)
Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22,
2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September
2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly,
President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.

Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)
Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief
Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance
Officer, Ameriprise Certificate Company, September 2010 – September 2020.

Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds,
since September 2020; officer of Columbia Funds and affiliated funds, since 2005.

Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal
Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021
(previously Vice President and Assistant Secretary, May 2010 – September 2021).

Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)
Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC,
since 2010; President, Columbia Management Investment Services Corp., since October 2014; President,
Ameriprise Trust Company, since January 2017.

Tri-Continental Corporation  | Annual Report 2023

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

Tri-Continental Corporation
P.O. Box 219371
Kansas City, MO 64121-9371

You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. A prospectus containing information about the Fund (including its investment objectives, risks, charges, expenses and other information about the Fund) may be obtained by contacting your financial advisor or Columbia Management Investment Services Corp. at 800.345.6611, option 3. The prospectus should be read carefully before investing in the Fund. Tri-Continental Corporation is managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2024 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN240_12_P01_(02/24)

Item 2. Code of Ethics.

The registrant has adopted a code of ethics (the "Code") that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. During the period covered by this report, there were not any amendments to a provision of the Code that relates to any element of the code of ethics definition enumerated in paragraph (b) of Item 2 of Form N- CSR. During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the Code that relates to one or more of the items set forth in paragraph (b) of Item 2 of Form N-CSR. A copy of the Code is attached hereto.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Directors has determined that Brian J. Gallagher, Sandra Yeager, Douglas A. Hacker and David Moffett each of whom are members of the registrant's Board of Directors and Audit Committee, each qualify as an audit committee financial expert. Mr. Gallagher, Ms. Yeager, Mr. Hacker and Mr. Moffett are each independent directors, as defined in paragraph (a)(2) of this item's instruction s.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for registrant whose report to stockholders is included in this annual filing.

(a)Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2023 and December 31,

2022 are approximately as follows:

     2023           2022
   $50,500     $49,500

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2023 and December 31, 2022 are approximately as follows:

2023	2022
$0	$0

Audit-Related Fees, if any, include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above.

During the fiscal years ended December 31, 2023 and December 31, 2022, there were no Audit-Related Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c)Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2023 and December 31, 2022 are approximately as follows:

2023          2022
      $12,900     $16,300

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended December 31, 2023 and December 31, 2022, there were no Tax Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d)All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2023 and December 31, 2022 are approximately as follows:

           2023          2022
                                                     $0              $0

All Other Fees, if any, include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2023 and December 31, 2022 are approximately as follows:

20232022

  $557,000            $535,000

In both fiscal years 2023 and 2022, All Other Fees primarily consist of fees billed for internal control examinations of the registrant's transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant's Audit Committee is required to pre-approve the engagement of the registrant's independent auditors to provide audit and non -audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the "Adviser") or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a "Control Affiliate") if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the "Policy"). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant's independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant ("Fund Services"); (ii) non-audit services to the registrant's Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund ("Fund-related Adviser Services"); and (iii) certain other audit and non-audit services to the registrant's Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund's independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC's rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre- designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre - approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund's Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre- approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre- approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.The Fund's Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund -related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) None, or 0%, of the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund or affiliated entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

(f)Not applicable.

(g)The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2023 and December 31, 2022 are approximately as follows:

2023           2022
      $569,900    $551,300

(h)The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i)Not applicable.

(j)Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A). Brian J. Gallagher, Sandra L. Yeager, Douglas A. Hacker and David Moffett are each independent directors and collectively constitute the entire Audit Committee.

(b) Not applicable.

 Item 6. Investments

(a)The registrant's "Schedule I – Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Proxy Voting Policies and Procedures

General. The Funds have delegated to the Investment Manager the responsibility to vote proxies relating to portfolio securities held by the Funds, including Funds managed by subadvisers. In deciding to delegate this responsibility to the Investment Manager, the Board reviewed the policies adopted by the Investment Manager. These included the procedures that the Investment Manager follows when a vote presents a conflict between the interests of the Funds and their shareholders and the Investment Manager and its affiliates.

The Investment Manager's policy is to vote all proxies for Fund securities in a manner considered by the Investment Manager to be in the best economic interests of its clients, including the Funds, without regard to any benefit or detriment to the Investment Manager, its employees or its affiliates. The best economic interests of clients is defined for this purpose as the interest of enhancing or protecting the value of client accounts, considered as a group rather than individually, as the Investment Manager determines in its discretion. The Investment Manager endeavors to vote all proxies of which it becomes aware prior to the vote deadline; provided, however, that in certain circumstances the Investment Manager may refrain from voting securities. For instance, the Investment Manager may refrain from voting foreign securities if it determines that the costs of voting outweigh the expected benefits of voting and typically will not vote securities if voting would impose trading restrictions.

The Board may, in its discretion, vote proxies for the Funds. For instance, the Board may determine to vote on matters that may present a material conflict of interest to the Investment Manager. In addition, the Board may instruct the Investment Manager to vote in accordance with guidelines approved by the Board.

Oversight. The operation of the Investment Manager's proxy voting policy and procedures is overseen by a group of representatives from the Investment Manager and its advisory affiliates. Oversight of the Investment Manager's proxy voting is also provided by a committee within the Investment Manager comprised of portfolio managers and research analysts. The Board reviews on an annual basis, or more frequently as determined appropriate, the Investment Manager's administration of the proxy voting process.

Corporate Governance and Proxy Voting Guidelines (the Guidelines). The Investment Manager has adopted the Guidelines, which set out voting stances on key issues and the broad principles shaping its approach, as well as the types of related voting action the Investment Manager may take. The Guidelines also provide indicative examples of key guidelines used in any given region, which illustrate the standards against which voting decisions are considered. The Investment Manager has developed voting stances that align with the Guidelines and will generally vote in accordance with such voting stances. The Investment Manager may determine to vote differently from the voting stances on particular proposals in the event it determines that doing so is in the clients' best economic interests. The Investment Manager may consider the voting recommendations of analysts, portfolio managers, subadvisers and information obtained from outside resources, including one or more third party research providers. When proposals are not covered by the voting stances or a voting determination must be made on a case-by-case basis, a portfolio manager or analyst will make the voting determination based on his or her determination of the clients' best economic interests.

Addressing Conflicts of Interest. The Investment Manager seeks to address potential material conflicts of interest by voting in accordance with predetermined voting stances. In addition, if the Investment Manager determines that a material conflict of interest exists, the Investment Manager will invoke one or more of the following conflict management practices: (i) causing the proxies to be voted in accordance with the recommendations of an independent third party (which may be the Investment Manager's proxy voting administrator or research provider); (ii) causing the proxies to be delegated to an independent third party (which may be the Investment Manager's proxy voting administrator or research provider); and (iii) in infrequent cases, forwarding the proxies to an Independent Director authorized to vote the proxies for the Funds. A member of the governing body responsible for overseeing proxy voting is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations are required to disclose any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

Voting Proxies of Affiliated Underlying Funds. Certain Funds may invest in shares of other Columbia Funds (referred to in this context as "underlying funds") and may own substantial portions of these underlying funds. If such Funds are in a master-feeder structure, the feeder fund will either seek instructions from its shareholders with regard to the voting of proxies with respect to the master fund's shares and vote such proxies in accordance with such instructions or vote the shares held by it in the same proportion as the vote of all other master fund shareholders. With respect to Funds that hold shares of underlying funds other than in a master-feeder structure, the holding Funds will typically vote proxies of the underlying funds in the same proportion as the vote of all other holders of the underlying fund's shares, unless the Board otherwise instructs.

Proxy Voting Agents. The Investment Manager has retained Institutional Shareholder Services Inc., a third- party vendor, as its proxy voting administrator to implement its proxy voting process and to provide recordkeeping and vote disclosure services. Typically, Institutional Shareholder Services Inc. populates ballots for issuers deemed to present potential material conflicts of interest in accordance with predetermined voting stances, as described above under Addressing Conflicts of Interest. The Investment Manager has retained both Institutional Shareholder Services Inc. and Glass Lewis & Company, LLC to provide proxy research services.

Additional Information. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available by August 31 of this year free of charge: (i) through the Columbia Funds' website at columbiathreadneedleus.com and/or (ii) on the SEC's website at www.sec.gov.

A copy of the current Guidelines is filed.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Portfolio Managers

			Managed the
Portfolio Manager	Title	Role with the Corporation	Corporation Since
David King, CFA	Senior Portfolio Manager	Co-Portfolio Manager	2011
Yan Jin	Senior Portfolio Manager	Co-Portfolio Manager	2012
Raghavendran Sivaraman, Ph.D.,Senior Portfolio Manager		Co-Portfolio Manager	2020
CFA
Grace Lee, CAIA	Senior Portfolio Manager	Co-Portfolio Manager	2020
Oleg Nusinzon, CFA	Senior Portfolio Manager	Co-Portfolio Manager	2021

Mr. King joined the Investment Manager in 2010. Mr. King began his investment career in 1983 and earned a B.S. from the University of New Hampshire and an M.B.A. from Harvard Business School.

Mr. Jin joined one of the Columbia Management legacy firms or acquired business lines in 2002. Mr. Jin began his investment career in 1998 and earned a M.A. in economics from North Carolina State University.

Dr. Sivaraman joined one of the Columbia Management legacy firms or acquired business lines in 2007. Dr. Sivaraman began his investment career in 2007 and earned a B.Tech. in Computer Science Engineering from the Indian Institute of Technology, Madras and a Ph.D. in Operations Research from the Massachusetts Institute of Technology.

Ms. Lee joined the Investment Manager in 2014. Ms. Lee began her investment career in 1996 and earned a bachelor's degree in political science and economics from Stanford University and an M.B.A. from Harvard Business School.

Mr. Nusinzon joined the Investment Manager in October 2020. Prior to joining the Investment Manager, Mr. Nusinzon was a Director and a Lead Portfolio Manager at PanAgora Asset Management. Mr. Nusinzon began his investment career in 1997 and earned a B.S.E. from the University of Pennsylvania and an M.B.A. from the Chicago Booth School of Business.

Other Accounts Managed by the Portfolio Managers:

		Other Accounts Managed			Ownership
			Approximate	Performance
Fund	Portfolio Manager	Number and type of			of Fund
			Total Net Assets	Based Accounts
		account*			Shares
(excluding the fund)

For fiscal period ending December 31, 2023, unless otherwise noted
Tri-Continental	Yan Jin	4 RICs	$5.73 billion	None	$100,001-
Corporation		15 Other Accounts	$485.37 million		$500,000
(vested)
	David King	4 RICs	$5.73 billion	None	Over
		11 Other Accounts	$510.41 million		$1,000,000
(vested)

			Other Accounts Managed			Ownership

				Approximate	Performance
Fund	Portfolio Manager	Number and type of				of Fund
				Total Net Assets	Based Accounts
			account*			Shares
				(excluding the fund)

	Grace Lee	4 RICs		$5.73 billion	None	$50,001 -
		13	Other Accounts	$482.46 million		$100,000
						(vested)
	Oleg Nusinzon	10	RICs	$9.63 billion	None	None
		81	Other Accounts	$14.01 billion

	Raghavendran	10	RICs	$9.63 billion	1 Other account –	$50,001-
	Sivaraman	76	Other Accounts	$14.01 billion	$327.51 million	$100,000
						(vested)

*RIC refers to a Registered Investment Company.

Potential Conflicts of Interest:

Columbia Management: Like other investment professionals with multiple clients, a Fund's portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The Investment Manager and the Funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

The management of funds or other accounts with different advisory fee rates and/or fee structures, including accounts, such as the Investment Manager's hedge funds, that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor accounts that pay higher fees, including performance fee accounts, such that the portfolio manager may have an incentive to allocate attractive investments disproportionately to performance fee accounts.

Similar conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. When the Investment Manager determines it necessary or appropriate in order to ensure compliance with restrictions on joint transactions under the 1940 Act, a Fund may not be able to invest in privately-placed securities in which other accounts advised by the Investment Manager using a similar style, including performance fee accounts, are able to invest, even when the Investment Manager believes such securities would otherwise represent attractive investment opportunities. As a general matter and subject to the Investment Manager's Code of Ethics and certain limited exceptions, including for investments in the Investment Manager's hedge funds, the Investment Manager's investment professionals do not have the opportunity to invest in client accounts, other than the Funds.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those Funds and/or accounts. The effects of this potential conflict may be more pronounced where Funds and/or accounts managed by a particular portfolio manager have different investment strategies.

A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Funds. A portfolio manager's decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the Funds and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a Fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Investment Manager's trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities t o be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold. The Investment Manager and its Participating Affiliates may coordinate their trading operations for certain types of securities and transactions pursuant to personnel-sharing agreements or similar intercompany arrangements. However, typically the Investment Manager does not coordinate trading activities with a Participating Affiliate with respect to accounts of that Participating Affiliate unless such Participating Affiliate is also providing trading services for accounts managed by the Investment Manager. Similarly, a Participating Affiliate typically does not coordinate trading activities with the Investment Manager with respect to accounts of the Investment Manager unless the Investment Manager is also providing trading services for accounts managed by such Participating Affiliate. As a result, it is possible that the Investment Manager and its Participating Affiliates may trade in the same instruments at the same time, in the same or opposite direction or in different sequence, which could negatively impact the prices paid by the Fund on such instruments. Additionally, in circumstances where trading services are being provided on a coordinated basis for the Investment Manager's accounts (including the Funds) and the accounts of one or more Participating Affiliates in accordance with applicable law, it is possible that the allocation opportunities available to the Funds may be decreased, especially for less actively traded securities, or orders may take longer to execute, which may negatively impact Fund performance.

"Cross trades," in which a portfolio manager sells a particular security held by a Fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The Investment Manager and the Funds have adopted compliance procedures that provide that any transactions between a Fund and another account managed by the Investment Manager are to be made at a current market price, consistent with applicable laws and regulations.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts managed by its portfolio manager(s). Depending on another account's objectives and other factors, a portfolio manager may give advice to and make decisions for a Fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager's investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a Fund, even though it could have been bought or sold for the Fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager's purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the Funds.

To the extent a Fund invests in underlying funds, a portfolio manager will be subject to additional potential conflicts of interest. Because of the structure of funds-of-funds, the potential conflicts of interest for the portfolio managers may be different than the potential conflicts of interest for portfolio managers who manage other Funds. The Investment Manager and its affiliates may receive higher compensation as a result of allocations to underlying funds with higher fees.

AFund's portfolio manager(s) also may have other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could exist in managing the Fund and other accounts. Many of the potential conflicts of interest to which the Investment Manager's portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of the Investment Manager and its affiliates.

In addition, a portfolio manager's responsibilities may include working as a securities analyst. This dual role may give rise to conflicts with respect to making investment decisions for accounts that he/she manages versus communicating his/her analyses to other portfolio managers concern ing securities that he/she follows as an analyst.

Structure of Compensation:

Columbia Management: Portfolio manager direct compensation is typically comprised of a base salary, and an annual incentive a ward that is paid either in the form of a cash bonus if the size of the award is under a specified threshold, or, if the size of the award is over a specified threshold, the award is paid in a combination of a cash bonus, an equity incentive award, and deferred compensation. Equity incentive awards are made in the form of Ameriprise Financial restricted stock or, for more senior employees, both Ameriprise Financial restricted stock and stock options. he investment return credited on deferred compensation is based on the performance of specified Columbia Funds, in most cases including the Columbia Funds the portfolio manager manages. Base salary is typically determined based on market data relevant to the employee’s position, as well as other factors including internal equity. Base salaries are reviewed annually, and increases are typically given as promotional increases, internal equity adjustments, or market adjustments. Under the Columbia Management annual incentive plan for investment professionals, awards are discretionary, and the amount of incentive a wards for investment team members is variable based on (1) an evaluation of the investment performance of the investment team of which the investment professional is a member, reflecting the performance (and client experience) of the funds or accounts the investment professional manages and, if applicable, reflecting the individual’s work as an investment research analyst, (2) the results of a peer and/or management review of the individual, taking into account  attributes such as team participation, investment process followed, communications, and leadership, and (3) the amount of aggregate funding of the plan determined by senior management of Columbia Threadneedle Investments and Ameriprise Financial, which takes into account Columbia Threadneedle Investments revenues and profitability, as well as Ameriprise Financial profitability, historical plan funding levels and other factors. Columbia Threadneedle Investments revenues and profitability are largely determined by assets under management. In determining the allocation of incentive compensation to investment teams, the amount of assets and related revenues managed by the team is also considered, alongside investment performance. Individual awards are subject to a comprehensive risk adjustment review process to ensure proper reflection in remuneration of adherence to our controls and Code of Conduct. Investment performance for a fund or other account is measured using a scorecard that compares account performance against benchmarks, custom indexes and/or peer groups. Account performance may also be compared to unaffiliated passively managed ETFs, taking into consideration the management fees of comparable passively managed ETFs, when available and as determined by the Investment Manager. Consideration is given to relative performance over the one-, three- and five-year periods, with the largest weighting on the three-year comparison. For individuals and teams that manage multiple strategies and accounts, relative asset size is a key determinant in calculating the aggregate score, with weighting typically proportionate to actual assets. For investment leaders who have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance. Exceptions to this general approach to bonuses exist for certain teams and individuals. Equity incentive awards are designed to align participants’ interests with those of the shareholders of Ameriprise Financial. Equity incentive awards vest over multiple years, so they help retain employees. Deferred compensation awards are designed to align participants’ interests with the investors in the Columbia Funds and other accounts they manage. The value of the deferral account is based on the performance of Columbia Funds. Employees have the option of selecting from various Columbia Funds for their deferral account, however portfolio managers must (other than by strict exception) allocate a minimum of 25% of their incentive awarded through the deferral program to the Columbia Fund(s) they manage. Deferrals vest over multiple years, so they help retain employees. For all employees the benefit programs generally are the same and are competitive within the financial services industry. Employees participate in a wide variety of plans, including options in Medical, Dental, Vision, Health Care and Dependent Spending Accounts, Life Insurance, Long Term Disability Insurance, 401(k), and a cash balance pension plan.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(1) Total Number of	(2) Average	(3) Total Number of	(4) Maximum Number of
	Shares Purchased	Price Paid Per	Shares Purchased as	Shares that May Yet Be
		Share	Part of Publicly	Purchased Under the
			Announced Plans or	Plans or Programs
			Programs
01-01-23 to 01-31-23	226,037	$26.67	226,037	2,490,927

02-01-23 to 02-28-23	201,539	$27.53	201,539	2,292,280

03-01-23 to 03-31-23	208,046	$26.19	208,046	2,086,325

04-01-23 to 04-30-23	213,310	$26.62	213,310	1,878,587

05-01-23 to 05-31-23	234,504	$26.26	234,504	1,644,679

06-01-23 to 06-30-23	177,471	$26.75	177,471	1,471,052

07-01-23 to 07-31-23	228,030	$27.84	228,030	1,246,253

08-01-23 to 08-31-23	252,252	$27.80	252,252	999,227

09-01-23 to 09-30-23	199,639	$27.07	199,639	805,215

10-01-23 to 10-31-23	306,931	$26.37	306,931	500,885

11-01-23 to 11-30-23	230,895	$27.01	230,895	271,507

12-01-23 to 12-31-23	240,652	$28.42	240,652	35,825

The table reflects trade date + 1, rather than trade date, which is used for financial statement purposes; therefore, shares reflected may vary from capital stock activity presented in the shareholder report.

(2a) The registrant's current stock repurchase program, which is reviewed at least annually by the registrant's Board of Directors, was first approved by the registrant's Board of Directors in 2009.

(2b) The registrant is authorized to repurchase up to 5% of its outstanding common stock directly from stockholders and in the open market, provided that, with respect to shares purchased in the open market, the excess of the NAV of a share of the registrant's common stock over its market price (the discount) is greater than 10%.

(2c) The registrant's stock repurchase program has no expiration date.

(2d) Not applicable.

(2e) Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

 (b)There was no change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 14. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N -CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b)Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

(c)Corporate Governance and Proxy Voting Guidelines

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Tri-Continental Corporation

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer

Date	February 22, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer

Date	February 22, 2024

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer,
Principal Financial Officer and Senior Vice President

Date	February 22, 2024

By (Signature and Title)	/s/ Joseph Beranek
Joseph Beranek, Treasurer, Chief Accounting
Officer and Principal Financial Officer

Date	February 22, 2024